UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

 FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number     811-8411

James Advantage Funds
(Exact name of registrant as specified in charter)

1349 Fairground Road, Beavercreek, Ohio 45385
(Address of principal executive offices)                      (Zip code)

Barry R. James, P.O. Box 8, Alpha, Ohio 45301
(Name and address of agent for service)

Registrant's telephone number, including area code:  (937) 426-7640

Date of fiscal year end:        6/30

Date of reporting period:     06/30/09

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

James Advantage Funds Annual Report

Annual Report

June 30, 2009

James Balanced:
Golden Rainbow Fund
James Small Cap Fund
James Market Neutral Fund
James Equity Fund
James Mid Cap Fund

937- 426 -7640

www.jamesfunds.com

LETTER TO SHAREHOLDERS
OF THE JAMES ADVANTAGE FUNDS

First, let me start with some good news.  In April 2009 the James Balanced: Golden Rainbow Fund received some high honors from Lipper, a nationally recognized organization that ranks the performance of mutual funds within a universe of mutual funds that have similar investment strategies. The fund was recognized for the best performance in its class (Mixed-Asset Target Allocation Moderate Fund) for the last 1, 5 and 10 calendar years ended December 31, 2008.  For the ten year period, the number one ranking was out of 145 eligible funds, for the five year period, the number 1 ranking was out of 273 funds and for the 1 year period the number 1 ranking was out of 513 funds.

Now I must address the bad news.  As major stock market indices fell 50 percent or more from their October 2007 highs, investors have struggled to find “safe” investments.  Our 2008 annual report was once again correct in warning “We expect the market to make its way lower as earnings remain weak.  While it should have intermittent rallies, we believe the market will move lower before a new bull market starts.”  We were worried about the collapse of the housing market and its effect on financial institutions.  Of course, we could not project our Federal Government would step in and nationalize part of our banking system.  Those actions lead to further panic among investors.  Here now is this year’s Annual Report to the James Advantage Funds’ shareholders.

The Market Over the Past Year

Commonly used as a barometer of the stock market, the S&P 500 fell by 26.21 percent over the twelve months ended June 30, 2009, an extremely rare experience.  The Dow Jones Industrials fell a bit less (22.97%) while smaller capitalization stocks, represented by the Russell 2000, slumped 25.01%.  No major index provided a safety net.

Only seven of the 154 S&P 500 industry groups advanced during this time frame, unfortunately proving that bear markets are indiscriminate in their carnage.  Financial, automobile manufacturing and oil stocks were particularly hard hit.  Banks have had to write off hundreds of billions in losses as leverage made their risky bets even worse.  Of course, Chrysler and GM both filed bankruptcy, and oil fell about 70% from its July high.

The bond market offered some respite, as the Barclay’s Intermediate Gov/Credit Index, a broad measure of high grade U.S. fixed income securities, returned 5.27%.  Most of the gains were made in the last 6 months of 2008, when the financial meltdown gave impetus to buying high quality bonds.  In the first six months of 2009, treasury bonds lagged, while corporate and lower quality bonds rebounded.  The treasury bond market experienced incredible volatility as yields on the 10 year treasury started 2009 near 4% then fell close to 2% and then bounced back up close to 4%.

Investment Goals and Objectives

James Investment Research has a long history of value investing and we do not drift from our style because the markets are temporarily moving in one direction or another.    We believe that value investing will outperform over the long run and that value stocks will hold up better than growth or speculative stocks in difficult markets.

The objectives of our Funds are stated in the Prospectus, and each Fund has a benchmark that the portfolio management team strives to beat. This is not always going to happen, but if we can outperform over the long run without deviating from our stated objectives and style, we believe we will be serving our shareholders well.

Investment Philosophy

We believe our research team is among the best in the business. We have a very sophisticated process that is both quantitative and qualitative. We have an investment committee that adds wisdom and experience to the quantitative work, and we have evolved a process that we believe is unparalleled in our profession. However, all this is built on a strong foundation of value investing. Our modeling and our fundamental analysis is premised on our conclusion that the preponderance of evidence shows value stocks outperform growth stocks over the long run.

We believe that by preserving capital in declining markets and by holding undervalued stocks we can accomplish what our clients and shareholders want, consistent returns that will outperform the benchmarks.

Fund Performance

The major market downturn affected all of the James Advantage Funds.

The James Balanced: Golden Rainbow Fund fell by 6.19% over the twelve months ended June 30, 2009. While the portfolio increased its exposure to equities in March and April to take advantage of a rally forecasted by our Research Team, and even though the Fund cut its exposure to long term treasury securities, the overall decline in the treasury market kept the Fund from generating a positive return. Still, the loss looks quite small compared to the 26.21% decline in the benchmark index, the S&P 500, over that period.

The James Equity Fund declined by 30.54% over the fiscal year ended June 30, 2009, compared with a decline in the S&P 500 of 26.21%. The Fund’s performance versus the benchmark suffered as stocks with low quality earnings, or losses, rebounded vigorously during the rally that began in March. We expect that value stocks, those that have stronger earnings and earnings growth and low valuations, will outperform these lower quality stocks in the long run, and we will remain true to our value-oriented discipline.

The same held true for the James Small Cap Fund, which declined by 28.91% over the fiscal year versus a decline in the Russell 2000, its benchmark, of 25.01%. Over the April to June quarter of 2009 those companies in the Russell 2000 whose earnings had fallen by 100% or more actually saw a rise in the price of their stock. We do not believe this can be much more than a short covering rally in a protracted bear market. As with the other styles, the Small Cap Fund buys companies with sound earnings and the potential for strong earnings growth.

The James Market Neutral Fund fell by 18.55% for the fiscal year ended June 30, 2009.  Because the Fund is a long/short fund, attempting to remove market risk and focus only on the relative attractiveness of individual stocks, it is the most sensitive to our focus on value investing. This approach actually works in reverse at times, especially when we experience a “junk rally” as we did in the last quarter of 2008.  While the Fund did do better than the stock market, it did not keep up with its benchmark, the 90 day treasury bill with a return of 0.95%.

Finally, the James Mid Cap Fund followed suit and declined by 33.51%, also lagging its benchmark, the S&P Mid Cap 400/Citigroup Value Index with a decline of 27.19%. It is clear that the spring rally in lower quality stocks, those that had declined by the most, was consistent across all market capitalizations. We expect the Mid Cap Fund to improve its performance relative to the benchmark as our research leads us to believe that value stocks are beginning to outperform again.

Please see the following charts for longer term comparisons for all our funds.

Expectations for the Future

We are in the midst of the longest recession since WWII and it doesn’t appear that government intervention is having much of an effect.  We fear President Obama’s $787 billion stimulus packet is likely to suffer the same fate as President Bush’s. The basic problem with the plan is not that it lacks good intentions or is too small; it is that government is so inefficient it will have little positive impact.   Our previous research shows that it takes $7 in government spending to equal the benefit of $1 in private investment.  Today only $60 billion of the authorized $787 has been spent, a mere pittance in a $14 trillion economy.    Furthermore, in a major blow to stimulus spending, consumer savings increased by $161 billion last month, almost three times the stimulus payments.  We also see problems in commercial real estate and with credit cards.  While not as desperate as it was, our economy is still likely to face difficulties for months to come.

There are new rays of hope (not green shoots) that will yield benefits in the more distant future.  Spending by the public has been curtailed; consumer credit has now decreased in seven of the last eight months.   Consumer savings have increased from zero in April 2008 to almost 7 percent of disposable income, replenishing reserves and now available for future purchases.  Personal income has been increasing, even as GDP falls.  Declining commodity prices are taking oil and gasoline prices lower.  The export picture is brightening a bit, relief for some manufacturers of technology and other capital goods.  The biggest positive change for the long term may be the changed attitude of bankers and the public, who are now shunning excessive debt and leverage.

What kind of investing approach do we think will work in a weak/nonexistent recovery?  1.  Avoid heavy equity exposure.  Valuations have not yet hit bargain levels. Favor quality stocks with solid earnings.  2.  Favor high quality bonds and dividend paying stocks. In recessions, both inflation and interest rates tend to decline.  3.  Sovereign bonds and precious metals offer future opportunities in a falling dollar environment.

Ultimately, we think the stock market will provide the buying opportunity of a lifetime.  Until then, it is important to husband resources to be able to take full advantage of this.

/s/ Barry R. James
Barry R. James, CFA, CIC
President

Comparison of the Change in Value of a $10,000 Investment in the
James Balanced: Golden Rainbow Fund - Retail Class, Standard & Poor's 500 Index
and a Blended 25/25/50 Index(A)

James Balanced: Golden Rainbow Fund, Standard & Poor’s 500 Index and Blended Index Average Annual Total Returns

	1 Year	5 Years	10 Years	Since Inception
James Balanced: Golden Rainbow - Retail Class	(6.19%)	5.31%	5.65%	7.86%(B)
Standard & Poor’s 500 Index	(26.21%)	(2.24%)	(2.22%)	7.32%(B)
Blended Index	(10.28%)	1.72%	3.37%	7.43%(B)
(A)
The Blended Index is comprised of a 25% weighting in the Standard & Poor's 500 Index, a 25% weighting in the Russell 2000 Index and a 50% weighting in the Barclays Capital Intermediate Government/Credit Index.

(B)	The inception date used was July 1, 1991.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2008, was 1.21% for what is now referred to as Retail Class.  For the year ended June 30, 2009, the actual total annual operating expense ratio was 1.17%.  The difference between the actual total annual operating expense ratio (1.17%) and the ratio of net expenses to average net assets (1.16%) in the Financial Highlights table is the inclusion of Acquired Fund Fees and Expenses in the calculation of the total annual operating expense ratio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares.  Please call 1-800-995-2637 for most recent month-end performance information.

Comparison of the Change in Value of a $10,000 Investment in
the James Small Cap Fund and Russell 2000® Index

James Small Cap Fund and Russell 2000® Index Average Annual Total Returns

	1 Year	5 Years	10 Years
James Small Cap Fund	(28.91%)	(3.62%)	2.86%
Russell 2000® Index	(25.01%)	(1.71%)	2.38%

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2008, was 1.52%.  For the year ended June 30, 2009, the actual total annual operating expense ratio was 1.50%.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares.  Please call 1-800-995-2637 for most recent month-end performance information.

Comparison of the Change in Value of a $10,000 Investment in
the James Market Neutral Fund and 90-Day U.S. Treasury Bill Index

James Market Neutral Fund and 90-Day U.S. Treasury Bill Index Average Annual Total Returns

	1 Year	5 Years	10 Years
James Market Neutral Fund	(18.55%)	(0.64%)	1.92%
90-Day U.S. Treasury Bill Index	0.95%	3.17%	3.23%

The total annual operating expense ratio, including dividend expense on securities sold short, as stated in the fee table of the most recent prospectus, dated November 1, 2008, was 2.85%.  For the year ended June 30, 2009, the actual total annual operating expense ratio, including dividend expense on securities sold short, was 2.28%. The difference between the actual total annual operating expense ratio (2.28%) and the ratio of net expenses to average net assets (2.27%) in the Financial Highlights table is the inclusion of Acquired Fund Fees and Expenses in the calculation of the total annual operating expense ratio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares.  Please call 1-800-995-2637 for most recent month-end performance information.

Comparison of the Change in Value of a $10,000 Investment in
the James Equity Fund and Standard & Poor’s 500 Index

James Equity Fund and Standard & Poor’s 500 Index Average Annual Total Returns

	1 Year	5 Year	Since Inception(A)
James Equity Fund	(30.54%)	0.48%	(2.78%)
Standard & Poor’s 500 Index	(26.21%)	(2.24%)	(2.27%)
(A)	Fund inception was November 1, 1999.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2008, was 1.52%.  For the year ended June 30, 2009, the actual total annual operating expense ratio was 1.53%. The difference between the actual total annual operating expense ratio (1.53%) and the ratio of net expenses to average net assets (1.50%) in the Financial Highlights table is the inclusion of Acquired Fund Fees and Expenses in the calculation of the total annual operating expense ratio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares.  Please call 1-800-995-2637 for most recent month-end performance information.

Comparison of the Change in Value of a $10,000 Investment in
the James Mid Cap Fund and Standard & Poor’s Midcap 400\Citigroup Value Index

James Mid Cap Fund and Standard & Poor’s Midcap 400\Citigroup Value Index Average Annual Total Returns

	1 Year	Since Inception(A)
James Mid Cap Fund	(33.51%)	(10.65%)
Standard & Poor’s Midcap 400\Citigroup Value Index	(27.19%)	(9.10%)
(A)	Fund inception was June 30, 2006.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2008, was 1.50%.  For the year ended June 30, 2009, the actual total annual operating expense ratio was 1.51%. The difference between the actual total annual operating expense ratio (1.51%) and the ratio of net expenses to average net assets (1.50%) in the Financial Highlights table is the inclusion of Acquired Fund Fees and Expenses in the calculation of the total annual operating expense ratio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares.  Please call 1-800-995-2637 for most recent month-end performance information.

JAMES ADVANTAGE FUNDS
REPRESENTATION OF PORTFOLIOS OF INVESTMENTS
June 30, 2009 (Unaudited)

The illustrations below provide the industry sectors for the James Balanced:  Golden Rainbow Fund, James Small Cap Fund, James Market Neutral Fund, James Equity Fund and James Mid Cap Fund.

James Balanced: Golden Rainbow Fund
Industry Sector Allocation (% of Net Assets)

James Small Cap Fund
Industry Sector Allocation (% of Net Assets)

JAMES ADVANTAGE FUNDS
REPRESENTATION OF PORTFOLIOS OF INVESTMENTS
(Unaudited) (Continued)

James Market Neutral Fund
Industry Sector Allocation (% of Net Assets)
(Cash, Cash Equivalents and Other Assets in Excess of Liabilities not included)

James Equity Fund
Industry Sector Allocation (% of Net Assets)

JAMES ADVANTAGE FUNDS
REPRESENTATION OF PORTFOLIOS OF INVESTMENTS
(Continued)

James Mid Cap Fund
Industry Sector Allocation (% of Net Assets)

JAMES ADVANTAGE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2009

	James
	Balanced:	James	James	James	James
	Golden Rainbow	Small Cap	Market Neutral	Equity	Mid Cap
	Fund	Fund	Fund	Fund	Fund
ASSETS
Investment securities:
At cost	$505,903,215	$99,633,392	$26,266,892	$10,873,554	$4,698,008
At value	$517,347,521	$95,389,779	$24,948,206	$10,693,394	$4,159,077
Segregated cash with brokers	—	—	21,687,439	—	—
Cash	25,228,745	5,549,315	10,503,085	1,142,445	276,357
Dividends and interest receivable	3,460,076	236,851	39,739	28,550	8,253
Receivable for securities sold	2,763,875	—	—	—	—
Receivable for capital shares sold	1,964,602	128,763	75,339	518	235
Other assets	42,255	—	—	—	—
TOTAL ASSETS	550,807,074	101,304,708	57,253,808	11,864,907	4,443,922

LIABILITIES
Dividends payable	111,624	2,632	—	205	20
Payable for securities sold short
(proceeds $27,453,395)	—	—	23,383,232	—	—
Payable for dividends on
securities sold short	—	—	661	—	—
Payable for capital shares redeemed	1,105,078	381,720	69,064	180,434	5
Payable for securities purchased	11,474,703	993,305	400,974	760,667	—
Accrued expenses:
Management fees	331,251	105,007	47,991	11,627	4,669
12b-1 distribution and service fees	111,885	21,001	7,057	2,325	934
Trustees' fees	5,280	—	—	—	—
Compliance and servicing fees.	104,814	—	—	—	—
Other	89,366	—	—	—	—
TOTAL LIABILITIES	13,334,001	1,503,665	23,908,979	955,258	5,628

NET ASSETS	$537,473,073	$99,801,043	$33,344,829	$10,909,649	$4,438,294

NET ASSETS CONSIST OF:
Paid-in capital	$536,495,262	$168,901,961	$40,464,180	$13,087,943	$6,282,406
Accumulated net investment
income (loss)	(80,686)	(2,632)	3,090	(205)	(20)
Accumulated net realized losses from
security and foreign currency
transactions	(10,398,354)	(64,854,673)	(9,873,918)	(1,997,929)	(1,305,161)
Net unrealized appreciation (depreciation)
on investments, foreign currency
translations, and securities sold short	11,456,851	(4,243,613)	2,751,477	(180,160)	(538,931)

NET ASSETS	$537,473,073	$99,801,043	$33,344,829	$10,909,649	$4,438,294

JAMES ADVANTAGE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (Continued)

	James
	Balanced:	James	James	James	James
	Golden Rainbow	Small Cap	Market Neutral	Equity	Mid Cap
	Fund	Fund	Fund	Fund	Fund
PRICING OF RETAIL
CLASS SHARES (A)
Net assets attributable to
Retail Class shares	$537,358,119	$99,801,043	$33,344,829	$10,909,649	$4,438,294
Shares of beneficial interest outstanding
(unlimited number of shares
authorized, no par)	32,190,633	7,040,584	3,330,129	1,703,663	629,753
Net asset value, offering price and
redemption price per share	$16.69	$14.18	$10.01	$6.40	$7.05

PRICING OF INSTITUTIONAL
CLASS SHARES
Net assets attributable to
Institutional Class shares	$114,954	N/A	N/A	N/A	N/A
Shares of beneficial interest outstanding
(unlimited number of shares
authorized, no par)	6,886	N/A	N/A	N/A	N/A
Net asset value, offering price and
redemption price per share	$16.69	N/A	N/A	N/A	N/A

(A)
The James Small Cap Fund, James Market Neutral Fund, James Equity Fund, and James Mid Cap Fund will be presented as Retail Class shares throughout this annual report for financial reporting presentation purposes only.

See accompanying notes to financial statements.

JAMES ADVANTAGE FUNDS
STATEMENTS OF OPERATIONS
For the Year Ended June 30, 2009

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Market Neutral Fund	James Equity Fund	James Mid Cap Fund

INVESTMENT INCOME
Dividends (Net of withholding taxes
of $7,664, $4,784, $3,119, $240
and $488, respectively)	$5,417,310	$2,119,363	$453,210	$242,711	$87,037
Interest (Net of foreign taxes of $6,684
for James Balanced: Golden
Rainbow Fund)	9,998,941	104,047	226,752	4,118	1,177
TOTAL INVESTMENT INCOME	15,416,251	2,223,410	679,962	246,829	88,214

EXPENSES
Management fees	4,006,182	1,475,821	753,836	133,538	44,224
12b-1 distribution and service fees -
Retail Class	1,353,345	297,443	112,534	28,986	11,123
Dividend expense on securities
sold short	—	—	145,565	—	—
Servicing fees	575,000	—	—	—	—
Professional fees	122,858	—	—	—	—
Trustees’ fees	7,500	11,393	11,393	11,393	11,393
Registration fees	38,465	—	—	—	—
Custodian fees and expenses	94,000	—	—	—	—
Shareholder report printing and mailing	47,000	—	—	—	—
Postage and supplies	19,084	—	—	—	—
Compliance fees and expenses	12,000	—	—	—	—
Other expenses	16,117	—	—	—	—
TOTAL EXPENSES	6,291,551	1,784,657	1,023,328	173,917	66,740

NET INVESTMENT
INCOME (LOSS)	9,124,700	438,753	(343,366)	72,912	21,474

REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Net realized losses from security
transactions	(8,458,231)	(31,842,178)	(8,083,799)	(1,997,929)	(1,017,693)
Net realized gains on closed
short positions	—	—	6,371,021	—	—
Net change in unrealized appreciation/
depreciation on investments and
securities sold short	(31,435,278)	(18,301,880)	(7,016,292)	(2,845,949)	(915,550)
Net change in unrealized appreciation/
depreciation on foreign currency
translation	795,383	—	—	—	—

NET REALIZED AND UNREALIZED
LOSSES ON INVESTMENTS	(39,098,126)	(50,144,058)	(8,729,070)	(4,843,878)	(1,933,243)

NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$(29,973,426)	$(49,705,305)	$(9,072,436)	$(4,770,966)	$(1,911,769)

See accompanying notes to financial statements.

JAMES BALANCED:  GOLDEN RAINBOW FUND
STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended June 30, 2009 (A)	Year Ended June 30, 2008

FROM OPERATIONS
Net investment income	$9,124,700	$8,495,832
Net realized losses from security and foreign currency transactions	(8,458,231)	(767,702)
Net change in unrealized appreciation/depreciation on investments
and foreign currency translation	(30,639,895)	1,696,416
Net increase (decrease) in net assets from operations	(29,973,426)	9,424,546

FROM DISTRIBUTIONS TO SHAREHOLDERS
Retail Class:
Dividends from net investment income	(9,122,040)	(8,538,436)
Distributions from net realized gains	(30,798)	(6,758,977)
Institutional Class:
Dividends from net investment income	(952)	—
Decrease in net assets from distributions to shareholders	(9,153,790)	(15,297,413)

FROM CAPITAL SHARE TRANSACTIONS
Retail Class:
Proceeds from shares sold	454,813,230	225,189,882
Net asset value of shares issued in reinvestment of distributions to shareholders	8,714,151	14,632,263
Payments for shares redeemed	(365,723,002)	(96,919,708)
Net increase in net assets from Retail Class capital share transactions	97,804,379	142,902,437

Institutional Class:
Proceeds from shares sold	101,150	—
Net asset value of shares issued in reinvestment of distributions to shareholders	952	—
Net increase in net assets from Institutional Class capital share transactions	102,102	—

TOTAL INCREASE IN NET ASSETS	58,779,265	137,029,570

NET ASSETS
Beginning of year	478,693,808	341,664,238
End of year	$537,473,073	$478,693,808

ACCUMULATED NET INVESTMENT LOSS	$(80,686)	$(79,529)

JAMES BALANCED:  GOLDEN RAINBOW FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
	Year Ended June 30, 2009 (A)	Year Ended June 30, 2008
SUMMARY OF CAPITAL SHARE ACTIVITY
Retail Class:
Shares sold	27,570,424	12,309,745
Shares issued in reinvestment of distributions to shareholders	523,588	797,396
Shares redeemed	(22,359,235)	(5,289,755)
Net increase in shares outstanding	5,734,777	7,817,386
Shares outstanding, beginning of year	26,455,856	18,638,470
Shares outstanding, end of year	32,190,633	26,455,856
Institutional Class:
Shares sold	6,827	—
Shares issued in reinvestment of distributions to shareholders	59	—
Net increase in shares outstanding	6,886	—
Shares outstanding, beginning of period	—	—
Shares outstanding, end of period	6,886	—

(A)	Institutional Class represents the period from commencement of operations (March 2, 2009) through June 30, 2009.

See accompanying notes to financial statements.

JAMES SMALL CAP FUND
STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended June 30, 2009	Year Ended June 30, 2008
FROM OPERATIONS
Net investment income	$438,753	$1,029,102
Net realized losses from security transactions	(31,842,178)	(26,756,214)
Net change in unrealized appreciation/depreciation on investments	(18,301,880)	(28,143,795)
Net decrease in net assets from operations	(49,705,305)	(53,870,907)

FROM DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income	(438,651)	(1,055,734)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	26,334,717	72,308,744
Net asset value of shares issued in reinvestment of distributions to shareholders	428,552	1,010,437
Payments for shares redeemed	(54,733,126)	(167,944,495)
Net decrease in net assets from capital share transactions	(27,969,857)	(94,625,314)

TOTAL DECREASE IN NET ASSETS	(78,113,813)	(149,551,955)

NET ASSETS
Beginning of year	177,914,856	327,466,811
End of year	$99,801,043	$177,914,856

ACCUMULATED NET INVESTMENT LOSS	$(2,632)	$(5,685)

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	1,814,020	3,242,422
Shares issued in reinvestment of distributions to shareholders	33,618	47,255
Shares redeemed	(3,686,285)	(7,743,880)
Net decrease in shares outstanding	(1,838,647)	(4,454,203)
Shares outstanding, beginning of year	8,879,231	13,333,434
Shares outstanding, end of year	7,040,584	8,879,231

See accompanying notes to financial statements.

JAMES MARKET NEUTRAL FUND
STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended June 30, 2009	Year Ended June 30, 2008
FROM OPERATIONS
Net investment income (loss)	$(343,366)	$338,664
Net realized gains (losses) from:
Security transactions	(8,083,799)	(1,371,210)
Closed short positions	6,371,021	2,200,212
Net change in unrealized appreciation/depreciation on investments	(7,016,292)	(207,385)
Net increase (decrease) in net assets from operations	(9,072,436)	960,281

FROM DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income	(39,280)	(629,826)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	35,152,127	19,847,279
Net asset value of shares issued in reinvestment of distributions to shareholders	36,060	592,984
Payments for shares redeemed	(43,020,847)	(22,008,205)
Net decrease in net assets from capital share transactions	(7,832,660)	(1,567,942)

TOTAL DECREASE IN NET ASSETS	(16,944,376)	(1,237,487)

NET ASSETS
Beginning of year	50,289,205	51,526,692
End of year	$33,344,829	$50,289,205

ACCUMULATED NET INVESTMENT INCOME	$3,090	$1,963

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	2,985,961	1,618,095
Shares issued in reinvestment of distributions to shareholders	3,082	48,663
Shares redeemed	(3,748,604)	(1,809,295)
Net decrease in shares outstanding	(759,561)	(142,537)
Shares outstanding, beginning of year	4,089,690	4,232,227
Shares outstanding, end of year	3,330,129	4,089,690

See accompanying notes to financial statements.

JAMES EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended June 30, 2009	Year Ended June 30, 2008
FROM OPERATIONS
Net investment income	$72,912	$47,746
Net realized gains (losses) from security transactions	(1,997,929)	2,276,455
Net change in unrealized appreciation/depreciation on investments	(2,845,949)	(5,165,551)
Net decrease in net assets from operations	(4,770,966)	(2,841,350)

FROM DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income	(73,673)	(60,087)
Distributions from net realized gains	(1,230,653)	—
Decrease in net assets from distributions to shareholders	(1,304,326)	(60,087)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	3,055,227	3,690,993
Net asset value of shares issued in reinvestment of distributions to shareholders	1,296,378	59,595
Payments for shares redeemed	(3,580,272)	(10,508,250)
Net increase (decrease) in net assets from capital share transactions	771,333	(6,757,662)

TOTAL DECREASE IN NET ASSETS	(5,303,959)	(9,659,099)

NET ASSETS
Beginning of year	16,213,608	25,872,707
End of year	$10,909,649	$16,213,608

ACCUMULATED NET INVESTMENT LOSS	$(205)	$—

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	461,696	317,675
Shares issued in reinvestment of distributions to shareholders	236,210	5,227
Shares redeemed	(502,065)	(922,746)
Net increase (decrease) in shares outstanding	195,841	(599,844)
Shares outstanding, beginning of year	1,507,822	2,107,666
Shares outstanding, end of year	1,703,663	1,507,822

See accompanying notes to financial statements.

JAMES MID CAP FUND
STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended June 30, 2009	Year Ended June 30, 2008
FROM OPERATIONS
Net investment income	$21,474	$525
Net realized losses from security transactions	(1,017,693)	(288,284)
Net change in unrealized appreciation/depreciation on investments	(915,550)	(318,254)
Net decrease in net assets from operations	(1,911,769)	(606,013)

FROM DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income	(21,999)	(4,782)
Distributions from net realized gains	—	(14,003)
Decrease in net assets from distributions to shareholders	(21,999)	(18,785)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	1,257,054	1,940,359
Net asset value of shares issued in reinvestment of distributions to shareholders	21,942	18,776
Payments for shares redeemed	(908,811)	(1,773,538)
Net increase in net assets from capital share transactions	370,185	185,597

TOTAL DECREASE IN NET ASSETS	(1,563,583)	(439,201)

NET ASSETS
Beginning of year	6,001,877	6,441,078
End of year	$4,438,294	$6,001,877

ACCUMULATED NET INVESTMENT INCOME	$(20)	$525

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	182,444	175,142
Shares issued in reinvestment of distributions to shareholders	3,373	1,700
Shares redeemed	(118,959)	(164,564)
Net increase in shares outstanding	66,858	12,278
Shares outstanding, beginning of year	562,895	550,617
Shares outstanding, end of year	629,753	562,895

See accompanying notes to financial statements.

JAMES BALANCED:  GOLDEN RAINBOW FUND - RETAIL CLASS
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year
	Year Ended June 30,
	2009		2008	2007	2006	2005

Net asset value at beginning of year	$18.09		$18.33	$17.32	$17.18	$15.28

Income (loss) from investment operations:
Net investment income	0.28		0.40	0.39	0.34	0.26
Net realized and unrealized
gains (losses) on investments	(1.40)		0.11	1.34	0.75	1.95
Total from investment operations	(1.12)		0.51	1.73	1.09	2.21

Less distributions:
From net investment income	(0.28)		(0.40)	(0.40)	(0.34)	(0.26)
From net realized gains on investments	(0.00	)(A)	(0.35)	(0.32)	(0.61)	(0.05)
Total distributions	(0.28)		(0.75)	(0.72)	(0.95)	(0.31)

Net asset value at end of year	$16.69		$18.09	$18.33	$17.32	$17.18

Total return	(6.19)%		2.76%	10.13%	6.48%	14.56%

Net assets at end of year (000’s)	$537,358		$478,694	$341,664	$268,766	$147,605

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	1.16%		1.18%	1.18%	1.21%	1.26%

Ratio of net investment income to average net assets	1.68%		2.20%	2.24%	2.11%	1.70%

Portfolio turnover rate	72%		53%	92%	68%	36%

(A)	Amount rounds to less than $0.005.

See accompanying notes to financial statements.

JAMES BALANCED:  GOLDEN RAINBOW FUND -
INSTITUTIONAL CLASS FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout the Period
	Period Ended June 30,
	2009(A)
Net asset value at beginning of period	$14. 80

Income from investment operations:
Net investment income	0. 09
Net realized and unrealized gains on investments	1. 94
Total from investment operations	2. 03

Less distributions:
From net investment income	(0.14)

Net asset value at end of period	$16.69

Total return	13.75	%(B)

Net assets at end of period (000’s)	$115

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	0.95	%(C)

Ratio of net investment in come to average net assets	1.63	%(C)

Portfolio turnover rate	72	%(C)

(A)	Represents the period from commencement of operations (M arch 2, 2009) through June 30, 2009.

(B)	Not annualized.

(C)	Annualized.

See accompanying notes to financial statements.

JAMES SMALL CAP FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year
Year Ended June 30,
2009	2008	2007	2006	2005

Net asset value at beginning of year	$20.04	$24.56	$23.28	$20.46	$18.66

Income (loss) from investment operations:
Net investment income (loss)	0.06	0.10	0.11	(0.04)	0.05
Net realized and unrealized gains (losses) on investments	(5.86)	(4.52)	1.50	3.19	2.65
Total from investment operations	(5.80)	(4.42)	1.61	3.15	2.70

Less distributions:
From net investment income	(0.06)	(0.10)	(0.11)	(0.04)	—
From net realized gains on investments	—	—	(0.22)	(0.30)	(1.00)
Total distributions	(0.06)	(0.10)	(0.33)	(0.34)	(1.00)

Paid-in capital from redemption fees (A)	—	—	0.00	(B)	0.01	0.10

Net asset value at end of year	$14.18	$20.04	$24.56	$23.28	$20.46

Total return	(28.91%)	(18.03%	)	6.97%	15.59%	15.39%

Net assets at end of year (000’s)	$99,801	$177,915	$327,467	$170,490	$54,489

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	1.50%	1.50%	1.50%	1.50%	1.50%

Ratio of net investment income (loss) to average net assets	0.37%	0.42%	0.54%	(0.25%)	0.45%

Portfolio turnover rate	46%	54%	104%	59%	94%

(A)	Amount calculated based on average shares outstanding throughout the period. Effective February 21, 2007, the redemption fee was eliminated.

(B)	Amount rounds to less than $0.005.

See accompanying notes to financial statements.

JAMES MARKET NEUTRAL FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year
Year Ended June 30,
2009	2008	2007	2006	2005
Net asset value at beginning of year	$12.30	$12.17	$12.69	$12.27	$11.02

Income (loss) from investment operations:
Net investment income (loss)	(0.11)	0.11	0.40	0.17	0.01
Net realized and unrealized gains
(losses) on investments	(2.17)	0.20	(0.51)	0.42	1.23
Total from investment operations	(2.28)	0.31	(0.11)	0.59	1.24

Less distributions:
From net investment income	(0.01)	(0.18)	(0.41)	(0.18)	—

Paid-in capital from redemption fees (A)	—	—	0.00	(B)	0.01	0.01

Net asset value at end of year	$10.01	$12.30	$12.17	$12.69	$12.27

Total return	(18.55%)	2.60%	(0.84%)	4.94%	11.34%

Net assets at end of year (000’s)	$33,345	$50,289	$51,527	$75,218	$47,303

Ratios/Supplemental Data:
Ratio of net expenses to average net assets, excluding
dividends on securities sold short	1.95%	1.91%	1.94%	1.95%	1.95%
Ratio of dividend expense on securities sold short	0.32%	0.90%	0.32%	0.62%	0.42%
Ratio of net expenses to average net assets	2.27%	2.81%	2.26%	2.57%	2.37%
Ratio of net investment income (loss) to average net assets	(0.76)%	0.74%	3.21%	1.52%	0.11%
Portfolio turnover rate(C)	65%	79%	57%	27%	35%

(A)	Amount calculated based on average shares outstanding throughout the period. Effective February 21, 2007, the redemption fee was eliminated.

(B)	Amount rounds to less than $0.005.

(C)	Calculation does not include short positions or short transactions. Portfolio turnover rate would be higher if included.

See accompanying notes to financial statements.

JAMES EQUITY FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year
Year Ended June 30,
2009	2008	2007	2006	2005
Net asset value at beginning of year	$10.75	$12.28	$11.04	$8.89	$7.36

Income (loss) from investment operations:
Net investment income	0.04	0.03	0.04	0.01	0.01
Net realized and unrealized gains (losses) on investments	(3.48)	(1.53)	1.24	2.16	1.53
Total from investment operations	(3.44)	(1.50)	1.28	2.17	1.54

Less distributions:
From net investment income	(0.04)	(0.03)	(0.04)	(0.01)	(0.01)
From net realized gains on investments	(0.87)	—	—	—	—
From distributions in excess of net investment income	—	—	—	(0.01)	—
Total distributions	(0.91)	(0.03)	(0.04)	(0.02)	(0.01)

Paid-in capital from redemption fees(A)	—	—	0.00	(B)	0.00	(B)	0.00	(B)

Net asset value at end of year	$6.40	$10.75	$12.28	$11.04	$8.89

Total return	(30.54%)	(12.20%)	11.59%	24.45%	20.96%

Net assets at end of year (000’s)	$10,910	$16,214	$25,873	$33,792	$16,833

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	1.50%	1.50%	1.50%	1.50%	1.50%

Ratio of net investment income to average net assets	0.63%	0.23%	0.30%	0.06%	0.22%

Portfolio turnover rate	81%	50%	58%	43%	33%

(A)	Amount calculated based on average shares outstanding throughout the period. Effective February 21, 2007, the redemption fee was eliminated.

(B)	Amount rounds to less than $0.005.

See accompanying notes to financial statements.

JAMES MID CAP FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year
Year Ended June 30,
2009	2008	2007
Net asset value at beginning of year	$10.66	$11.70	$10.00

Income (loss) from investment operations:
Net investment income	0.03	0.00	(A)	0.04
Net realized and unrealized gains (losses) on investments	(3.61)	(1.01)	1.70
Total from investment operations	(3.58)	(1.01)	1.74

Less distributions:
From net investment income	(0.03)	(0.01)	—
From net realized gains on investments	—	(0.02)	(0.04)
Total distributions	(0.03)	(0.03)	(0.04)

Paid-in capital from redemption fees(B)	—	—	0.00	(A)

Net asset value at end of year	$7.05	$10.66	$11.70

Total return	(33.51%)	(8.61%)	17.41%

Net assets at end of year (000’s)	$4,438	$6,002	$6,441

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	1.50%	1.48%	1.49%

Ratio of net investment income to average net assets	0.48%	0.01%	0.40%

Portfolio turnover rate	38%	55%	53%

(A)	Amount rounds to less than $0.005.

(B)	Amount calculated based on average shares outstanding throughout the period. Effective February 21, 2007, the redemption fee was eliminated.

See accompanying notes to financial statements.

JAMES BALANCED: GOLDEN RAINBOW FUND
SCHEDULE OF INVESTMENTS
June 30, 2009
Shares	COMMON STOCKS — 40.5%	Value
	BASIC MATERIALS — 4.5%
5,600	Agrium, Inc.	$223,384
65,000	Barrick Gold Corporation	2,180,750
10,000	Celanese Corporation	237,500
116,800	FMC Corporation	5,524,640
38,000	Foster (L.B.) Company - Class A*	1,142,660
6,000	Gold Trust SPDR*	547,080
10,000	iShares Silver Trust	133,800
37,000	Kinross Gold Corporation	671,550
97,000	Newmont Mining Corporation	3,964,390
53,000	Nucor Corporation	2,354,790
18,500	Potash Corporation of Saskatchewan	1,721,425
45,000	PPG Industries, Inc.	1,975,500
16,000	Schnitzer Steel Industries, Inc. - Class A	845,760
25,000	Terra Nitrogen Company, L.P.	2,519,500
		24,042,729
	CONSUMER, CYCLICAL — 6.3%
70,000	Best Buy Company, Inc.	2,344,300
100,000	BJ’s Wholesale Club, Inc.*	3,223,000
100,000	Bob Evans Farms, Inc.	2,874,000
75,000	Central Garden & Pet Company*	824,250
135,000	Dollar Tree, Inc.*	5,683,500
10,000	Family Dollar Stores, Inc.	283,000
102,000	McDonald’s Corporation	5,863,980
58,000	Netflix, Inc.*	2,397,720
30,000	NIKE, Inc. - Class B	1,553,400
40,000	The Buckle, Inc.	1,270,800
105,000	The Gymboree Corporation*	3,725,400
20,000	The Home Depot, Inc.	472,600
74,000	Wal-Mart Stores, Inc.	3,584,560
		34,100,510
	CONSUMER, NON-CYCLICAL — 6.0%
100,000	Archer-Daniels-Midland Company	2,677,000
9,000	Baxter International, Inc.	476,640
90,900	Darling International, Inc.*	599,940
90,000	Del Monte Foods Company	844,200
125,000	EZCORP, Inc. - Class A*	1,347,500
73,000	Fresh Del Monte Produce, Inc.*	1,186,980
11,000	Hewitt Associates, Inc. - Class A*	327,580
42,700	Ingles Markets, Inc. - Class A	650,748
234,700	Kroger Company	5,175,135
154,000	Merck & Company, Inc.	4,305,840
80,000	PepsiAmericas, Inc.	2,144,800
280,000	Pfizer, Inc.	4,200,000

JAMES BALANCED: GOLDEN RAINBOW FUND
SCHEDULE OF INVESTMENTS (Continued)
Shares	COMMON STOCKS — 40.5% (Continued)	Value
	CONSUMER, NON-CYCLICAL — 6.0% (Continued)
30,000	Sara Lee Corporation	$292,800
47,200	The Brink’s Company	1,370,216
7,000	The Toro Company	209,300
125,000	Tupperware Brands Corporation	3,252,500
82,700	Watson Wyatt Worldwide, Inc.	3,103,731
		32,164,910
	ENERGY — 3.3%
25,000	Apache Corporation	1,803,750
70,000	Bolt Technology Corporation*	786,800
69,140	Chevron Corporation	4,580,525
54,000	Devon Energy Corporation	2,943,000
64,300	Exxon Mobil Corporation	4,495,213
60,000	Imperial Oil, Ltd.	2,307,600
25,000	Mariner Energy, Inc.*	293,750
20,000	Valero Energy Corporation	337,800
		17,548,438
	FINANCIAL — 3.8%
245,000	American Financial Group, Inc.	5,287,099
105,000	American Physicians Capital, Inc.	4,111,800
155,000	Amerisafe, Inc.*	2,411,800
109,346	AmTrust Financial Services, Inc.	1,246,544
33,000	Annaly Capital Management, Inc.	499,620
150	Euro Currency Trust	21,050
16,000	iShares Dow Jones U.S. Financial Sector Index Fund	681,920
57,000	Knight Capital Group, Inc. - Class A*	971,850
250,900	Rent-A-Center, Inc.*	4,473,547
37,000	Unum Group*	586,820
13,750	W.R. Berkley Corporation	295,213
		20,587,263
	INDUSTRIAL — 5.3%
102,000	AGCO Corporation*	2,965,140
110,000	Ampco-Pittsburgh Corporation	2,579,500
100,000	CSX Corporation	3,463,000
71,700	Cummins, Inc.	2,524,557
7,000	Fluor Corporation	359,030
243,000	GrafTech International Ltd.*	2,748,330
10,000	Granite Construction, Inc.	332,800
40,000	Greif, Inc. - Class A	1,768,800
60,000	GulfMark Offshore, Inc.*	1,656,000
95,000	Norfolk Southern Corporation	3,578,650
151,700	Owens-Illinois, Inc.*	4,249,117
60,000	TBS International Ltd. - Class A*	468,600
102,000	The Timken Company	1,742,160
		28,435,684

JAMES BALANCED: GOLDEN RAINBOW FUND
SCHEDULE OF INVESTMENTS (Continued)
Shares	COMMON STOCKS — 40.5% (Continued)	Value
	TECHNOLOGY — 7.0%
100,000	Arrow Electronics, Inc.*	$2,124,000
10,000	Avnet, Inc.*	210,300
14,000	Computer Sciences Corporation*	620,200
30,000	Goodrich Corporation	1,499,100
170,000	Hewlett-Packard Company	6,570,500
82,000	International Business Machines Corporation (IBM)	8,562,440
48,000	Lockheed Martin Corporation	3,871,200
57,500	Northrop Grumman Corporation	2,626,600
130,000	Triumph Group, Inc.	5,200,000
239,500	Western Digital Corporation*	6,346,750
		37,631,090
	UTILITIES — 4.3%
115,000	American Electric Power Company, Inc.	3,322,350
185,000	AT&T, Inc.	4,595,400
180,000	CenturyTel, Inc.	5,526,000
20,000	DTE Energy Company	640,000
41,000	Edison International	1,289,860
10,000	Energen Corporation	399,000
16,700	FirstEnergy Corporation	647,125
80,000	MDU Resources Group, Inc.	1,517,600
60,000	Sempra Energy	2,977,800
62,200	The Laclede Group, Inc.	2,060,686
		22,975,821

	TOTAL COMMON STOCKS	$217,486,445

Shares	INTERNATIONAL EQUITY EXCHANGE TRADED FUNDS — 0.3%	Value
87,000	iShares MSCI Japan Index Fund	$820,410
14,000	iShares MSCI South Korea Index Fund	487,060
40,000	iShares MSCI Taiwan Index Fund	403,600

	TOTAL INTERNATIONAL EQUITY EXCHANGE TRADED FUNDS	$1,711,070

Shares	INTERNATIONAL BOND EXCHANGE TRADED FUNDS — 0.2%	Value
15,000	SPDR Barclays Capital International Treasury Bond ETF	$819,900

JAMES BALANCED: GOLDEN RAINBOW FUND
SCHEDULE OF INVESTMENTS (Continued)
Par Value	U.S. GOVERNMENT & AGENCY BONDS — 43.7%	Value
$ 877,897	Government National Mortgage Association, 5.500%, 6/15/23	$927,772
916,939	Government National Mortgage Association, 5.000%, 10/15/38	936,854
1,987,474	Government National Mortgage Association, 4.500%, 2/15/39	1,988,016
3,567,095	Government National Mortgage Association, 4.000%, 3/20/39	3,431,818
5,000,000	Government National Mortgage Association, 4.500%, 6/15/39	5,001,365
3,000,000	Government National Mortgage Association, 4.500%, 7/15/39	2,994,375
500,000	Tennessee Valley Authority, 5.625%, 1/18/11	535,091
5,000,000	U.S. Treasury Bills, 10/1/09	4,997,570
5,000,000	U.S. Treasury Bonds, 4.375%, 2/15/38	5,049,220
16,000,000	U.S. Treasury Bonds, 3.500%, 2/15/39	13,835,040
5,000,000	U.S. Treasury Inflation Indexed Note, 1.250%, 4/15/14 †	5,058,013
8,750,000	U.S. Treasury Inflation Indexed Note, 2.500%, 7/15/16 †	9,697,372
3,000,000	U.S. Treasury Inflation Indexed Note, 1.625%, 1/15/18 †	3,023,759
15,000,000	U.S. Treasury Notes, 1.750%, 3/31/10	15,144,135
45,000,000	U.S. Treasury Notes, 1.250%, 11/30/10	45,332,100
12,500,000	U.S. Treasury Notes, 4.875%, 2/15/12	13,632,813
23,000,000	U.S. Treasury Notes, 3.875%, 2/15/13	24,518,368
48,000,000	U.S. Treasury Notes, 4.625%, 2/15/17	52,226,255
14,400,000	U.S. Treasury Notes, 3.500%, 2/15/18	14,470,877
13,000,000	U.S. Treasury Notes, 2.750%, 2/15/19	12,175,280

	TOTAL U.S. GOVERNMENT & AGENCY BONDS	$234,976,093

Par Value	CORPORATE BONDS — 3.8%	Value
$ 500,000	Anheuser-Busch Companies, Inc., 6.000%, 4/15/11	$524,363
1,000,000	Caterpillar, Inc., 7.900%, 12/15/18	1,153,341
1,000,000	Caterpillar, Inc., 8.250%, 12/15/38	1,239,064
2,500,000	Citigroup, Inc., 2.875%, 12/9/11	2,571,725
1,500,000	E.I. Du Pont De Nemours, 5.750%, 3/15/19	1,583,040
2,000,000	General Electric Capital Corporation, 6.875%, 1/10/39	1,800,226
785,000	McDonald’s Corporation, 5.700%, 2/1/39	777,203
3,700,000	Microsoft Corporation, 5.200%, 6/1/39	3,601,169
5,000,000	U.S. Bancorp, 2.250%, 3/13/12	5,044,034
2,000,000	Walmart Stores, 5.250%, 9/1/35	1,906,968

	TOTAL CORPORATE BONDS	$20,201,133

JAMES BALANCED: GOLDEN RAINBOW FUND
SCHEDULE OF INVESTMENTS (Continued)
Par Value	MUNICIPAL BONDS** — 3.5%	Value
$ 1,000,000	Adams Co CO SD No 014 Ser 2006 UTGO, 5.000%, 12/1/26	$1,026,130
1,000,000	Citrus CA Community College Ser 2007B UTGO, 4.750%, 6/1/31	935,300
1,000,000	East Baton Rouge LA Swr Community Rev, 5.125%, 2/1/29	1,015,460
1,000,000	FL St Brd Ed Cap Outlay 2007 Ser D UTGO, 5.000%, 6/1/38	990,890
1,000,000	Friendswood TX ISD Ser 2008 UTGO (Schoolhouse), 5.000%, 2/15/37	1,004,120
3,000,000	GA St Ser B UTGO, 4.500%, 1/1/29	3,020,760
1,000,000	Judson TX ISD Ser 2008 UTGO, 5.000%, 2/1/37	982,330
500,000	Kane & DeKalb Cntys IL Community Unit SD Bldg No 302
	Ser 2008 UTGO, 5.500%, 2/1/28	520,400
500,000	Lamar TX Consolidated ISD Ser 2008 UTGO (Schoolhouse), 5.000%, 2/15/38	502,490
1,000,000	MA St Consolidated Loan Ser 2007C UTGO, 5.250%, 8/1/22	1,089,560
1,000,000	Marysville MI Pub SD Ser 2007 UTGO, 5.000%, 5/1/32	989,190
125,000	Mesa AZ IDA Rev Ser A (Discovery Health Systems), 5.625%, 1/1/29	129,544
1,100,000	Miamisburg OH CSD UTGO, 5.000%, 12/1/33	1,116,467
500,000	Mt Healthy OH CSD Sch Impt Ser 2008 UTGO, 5.000%, 12/1/26	515,215
550,000	OH St Higher Ed Cap Fac Ser 2000A UTGO, 5.250%, 2/1/13	565,444
1,000,000	OH St Univ Gen Rcpts Ser A, 5.000%, 12/1/28	1,029,490
1,000,000	OH St Ser A, 5.375%, 9/1/28	1,065,870
500,000	Springboro OH Community CSD Ser 2007 UTGO, 5.250%, 12/1/23	539,555
1,000,000	Tyler TX ISD UTGO, 5.000%, 2/15/34	994,330
1,000,000	Will and DuPage Cntys IL Ser 2007 UTGO (Bolingbrook), 5.000%, 1/1/37	975,190

	TOTAL MUNICIPAL BONDS	$19,007,735

Par Value	FOREIGN BONDS — 4.3%	Value
$ 5,000,000	Australian Government, 5.250%, 3/15/19	$3,946,452
6,000,000	Bundesrepublik Deutschland, 3.750%, 1/4/19	8,700,694
6,000,000	Netherlands Government, 4.000%, 7/15/19	8,556,156
3,000,000	New Zealand Government, 6.000%, 12/15/17	1,941,843

	TOTAL FOREIGN BONDS	$23,145,145

	TOTAL INVESTMENT SECURITIES — 96.3%
	(Cost $505,903,215)	$517,347,521

	OTHER ASSETS IN EXCESS OF LIABILITIES — 3.7%	20,125,552

	NET ASSETS — 100.0%	$537,473,073

* Non-income producing security.
** All municipal securities are rated A or higher (Unaudited).
† Represents original purchase par.
CSD – City School District
IDA – Industrial Development Authority
ISD – Independent School District
SD – School District
UTGO – Unlimited Tax General Obligation

Foreign Bonds Securities Allocation
% of total
net assets
Asia - Pacific	1.1%
Europe- Euro	3.2%
4.3%
See accompanying notes to financial statements.

JAMES SMALL CAP FUND
SCHEDULE OF INVESTMENTS
June 30, 2009
Shares	COMMON STOCKS — 81.3%	Value
	BASIC MATERIALS — 0.3%
12,420	Terra Industries, Inc.	$300,812
	CONSUMER, CYCLICAL — 20.5%
13,420	Aeropostale, Inc.*	459,903
220,003	Barry (R.G.) Corporation*	1,430,020
40,420	Big Lots, Inc.*	850,033
59,820	BJ’s Wholesale Club, Inc.*	1,927,999
16,560	Bob Evans Farms, Inc.	475,934
124,160	Central Garden & Pet Company*	1,364,518
50,048	Dollar Tree, Inc.*	2,107,021
20,875	DreamWorks Animation SKG, Inc. - Class A*	575,941
65,800	JAKKS Pacific, Inc.*	844,214
64,240	Netflix, Inc.*	2,655,682
28,560	Polaris Industries, Inc.	917,347
25,220	RadioShack Corporation	352,071
95,428	The Buckle, Inc.	3,031,749
15,180	The Children’s Place Retail Stores, Inc.*	401,207
62,800	The Gymboree Corporation*	2,228,144
28,100	The Warnaco Group, Inc.*	910,440
		20,532,223
	CONSUMER, NON-CYCLICAL — 13.5%
16,240	AMERIGROUP Corporation*	436,044
18,560	Biovail Corporation	249,632
10,300	Compania Cervecerias Unidas S.A. ADR	360,500
221,320	Del Monte Foods Company	2,075,982
76,800	EZCORP, Inc. - Class A*	827,904
102,746	Fresh Del Monte Produce, Inc.*	1,670,650
22,680	LifePoint Hospitals, Inc.*	595,350
85,874	Lincare Holdings, Inc.*	2,019,756
87,420	Ruddick Corporation	2,048,251
119,980	Tupperware Brands Corporation	3,121,879
		13,405,948
	ENERGY — 1.7%
28,800	Magellan Midstream Partners, L.P.	1,001,088
13,100	Sunoco Logistics Partners L.P.	710,282
		1,711,370
	FINANCIAL — 10.2%
71,880	American Financial Group, Inc.	1,551,170
72,940	American Physicians Capital, Inc.	2,856,331
74,710	FPIC Insurance Group, Inc.*	2,287,620
95,060	Knight Capital Group, Inc. - Class A*	1,620,773
75,880	Rent-A-Center, Inc.*	1,352,940
29,480	Unum Group*	467,553
		10,136,387

JAMES SMALL CAP FUND
SCHEDULE OF INVESTMENTS (Continued)
Shares	COMMON STOCKS — 81.3% (Continued)	Value
	INDUSTRIAL — 13.4%
97,200	Applied Industrial Technologies, Inc.	$1,914,840
34,180	Beacon Roofing Supply, Inc.*	494,243
133,000	Chase Corporation	1,582,700
11,820	Granite Construction, Inc.	393,370
32,300	Greif, Inc. - Class A	1,428,306
29,550	GulfMark Offshore, Inc.*	815,580
527,261	North American Galvanizing & Coatings, Inc.*	3,195,202
7,740	The Black & Decker Corporation	221,828
85,800	Tsakos Energy Navigation Ltd.	1,384,812
76,340	VSE Corporation	1,997,054
		13,427,935
	TECHNOLOGY — 12.0%
241,898	CGI Group, Inc. - Class A*	2,145,635
144,440	CIBER, Inc.*	447,764
34,440	CSG Systems International, Inc.*	455,986
38,640	EnerSys*	702,862
24,900	Preformed Line Products Company	1,097,094
37,200	Shanda Interactive Entertainment Ltd. ADR*	1,945,188
69,927	Sybase, Inc.*	2,191,512
33,780	Triumph Group, Inc.	1,351,200
64,236	WESCO International, Inc.*	1,608,469
		11,945,710
	UTILITIES — 9.7%
96,871	Atlantic Tele-Network, Inc.	3,806,061
78,780	CenturyTel, Inc.	2,418,546
86,860	El Paso Electric Company*	1,212,566
69,539	WGL Holdings, Inc.	2,226,639
		9,663,812

	TOTAL COMMON STOCKS	$81,124,197

JAMES SMALL CAP FUND
SCHEDULE OF INVESTMENTS (Continued)
Shares/Par	SHORT TERM INVESTMENTS — 14.3%	Value
10,000	First American Treasury Money Market Fund	$10,000
$ 3,000,000	U.S. Treasury Notes, 6.000%, 8/15/09	3,021,327
4,000,000	U.S. Treasury Notes, 2.125%, 1/31/10	4,039,844
7,000,000	U.S. Treasury Notes, 4.000%, 4/15/10	7,194,411
	TOTAL SHORT TERM INVESTMENTS	$14,265,582

	TOTAL INVESTMENT SECURITIES — 95.6%
	(Cost $99,633,392)	$95,389,779

	OTHER ASSETS IN EXCESS OF LIABILITIES — 4.4%	4,411,264

	NET ASSETS — 100.0%	$99,801,043

*  Non-income producing security.
ADR–American Depository Receipts.
See accompanying notes to financial statements.

JAMES MARKET NEUTRAL FUND
SCHEDULE OF INVESTMENTS
June 30, 2009
Shares	COMMON STOCKS — 74.8%	Value
	BASIC MATERIALS — 5.1%
10,100	FMC Corporation †	$477,730
11,600	Nucor Corporation †	515,388
6,980	Terra Nitrogen Company, L.P. †	703,444
		1,696,562
	CONSUMER, CYCLICAL — 14.7%
22,440	Bob Evans Farms, Inc. †	644,926
17,575	Dollar Tree, Inc.* †	739,908
20,400	McDonald’s Corporation †	1,172,796
17,750	NIKE, Inc. - Class B †	919,095
27,060	The Buckle, Inc. †	859,696
16,475	The Gymboree Corporation* †	584,533
		4,920,954
	CONSUMER, NON-CYCLICAL — 12.1%
22,500	Kroger Company †	496,125
25,070	Merck & Company, Inc. †	700,957
12,525	The Brink’s Company †	363,601
40,360	Tupperware Brands Corporation †	1,050,167
13,700	Watson Wyatt Worldwide, Inc. †	514,161
20,200	Wyeth †	916,878
		4,041,889
	ENERGY — 8.7%
8,500	Apache Corporation †	613,275
25,900	Bolt Technology Corporation* †	291,116
18,330	Devon Energy Corporation †	998,985
14,250	Exxon Mobil Corporation †	996,218
		2,899,594
	FINANCIAL — 4.1%
69,400	AmTrust Financial Services, Inc. †	791,160
19,570	Assurant, Inc. †	471,441
8,800	Hospitality Properties Trust †	104,632
		1,367,233
	INDUSTRIAL — 9.8%
25,900	CSX Corporation †	896,917
18,600	Greif, Inc. - Class A †	822,492
15,400	GulfMark Offshore, Inc.* †	425,040
39,625	Owens-Illinois, Inc.* †	1,109,896
		3,254,345

JAMES MARKET NEUTRAL FUND
SCHEDULE OF INVESTMENTS (Continued)
Shares	COMMON STOCKS — 74.8% (Continued)	Value
	TECHNOLOGY — 7.9%
9,000	Hewlett-Packard Company †	$347,850
6,500	International Business Machines Corporation (IBM) †	678,730
14,190	Northrop Grumman Corporation †	648,199
18,600	Symantec Corporation*	289,416
17,100	Triumph Group, Inc. †	684,000
		2,648,195
	UTILITIES — 12.4%
28,275	American Electric Power Company, Inc. †	816,865
29,925	AT&T, Inc. †	743,337
35,930	MDU Resources Group, Inc. †	681,592
16,605	Sempra Energy †	824,106
31,800	The Laclede Group, Inc. †	1,053,534
		4,119,434

	TOTAL COMMON STOCKS	$24,948,206

	TOTAL INVESTMENT SECURITIES — 74.8%
	(Cost $26,266,892)	$24,948,206

	SEGREGATED CASH WITH BROKERS— 65.0%	21,687,439

	SECURITIES SOLD SHORT — (70.1)% (Proceeds $27,453,395)	(23,383,232)

	OTHER ASSETS IN EXCESS OF LIABILITIES— 30.3%	10,092,416

	NET ASSETS — 100.0%	$33,344,829

*	Non-income producing security.
†	Security position is either entirely or partially held in a segregated account as collateral for securities sold short aggregating a total market value of $23,781,027.
See accompanying notes to financial statements.

JAMES MARKET NEUTRAL FUND
SCHEDULE OF SECURITIES SOLD SHORT
June 30, 2009
Shares	COMMON STOCKS — 69.8%	Value
	BASIC MATERIALS — 2.8%
21,675	Aracruz Celulose S.A. ADR	$321,657
14,575	James River Coal Company	220,520
42,376	MAG Silver Corporation	192,811
21,800	Zoltek Companies, Inc.	211,896
		946,884
	CONSUMER, CYCLICAL — 12.1%
50,000	AMR Corporation	201,000
13,075	Cavco Industries, Inc.	331,190
37,550	Centex Corporation	317,673
100,175	Champion Enterprises, Inc.	32,056
26,925	Gaylord Entertainment Company	342,217
36,300	GSI Commerce, Inc.	517,275
17,400	Lamar Advertising Company	265,698
33,090	Las Vegas Sands Corporation	260,087
14,875	MercadoLibre, Inc.	399,840
68,650	Morgans Hotel Group	262,929
39,090	Pulte Homes, Inc.	345,165
24,900	The Ryland Group, Inc.	418,320
86,075	Wendy’s/Arby’s Group, Inc.	344,300
		4,037,750
	CONSUMER, NON-CYCLICAL — 8.7%
6,680	AMAG Pharmaceuticals, Inc.	365,196
12,175	Cepheid, Inc.	114,688
7,150	Clinical Data, Inc.	78,793
21,200	comScore, Inc.	282,384
37,500	Elan Corporation plc ADR	238,875
28,225	Eurand NV	366,925
26,025	Hansen Medical, Inc.	128,563
22,258	Insulet Corporation	171,387
36,228	MDS, Inc.	193,458
64,870	Nektar Therapeutics	420,358
28,900	Rigel Pharmaceuticals, Inc.	350,268
54,690	Senomyx, Inc.	115,396
15,600	The Great Atlantic & Pacific Tea Company, Inc.	66,299
		2,892,590
	ENERGY — 1.6%
25,178	BPZ Resources, Inc.	123,120
38,950	Clean Energy Fuels Corporation	335,359
37,000	Delta Petroleum Corporation	71,411
		529,890

JAMES MARKET NEUTRAL FUND
SCHEDULE OF SECURITIES SOLD SHORT (Continued)
Shares	COMMON STOCKS — 69.8% (Continued)	Value
	FINANCIAL — 12.1%
34,125	Boston Private Financial Holdings, Inc.	$152,880
75,000	CIT Group, Inc.	161,250
24,725	East West Bancorp, Inc.	160,465
32,769	First Horizon National Corporation	393,228
8,070	Forest City Enterprises, Inc. - Class A	53,262
13,250	KBW, Inc.	381,070
30,000	KeyCorp	157,200
42,050	Kingsway Financial Services, Inc.	121,104
22,025	Legg Mason, Inc.	536,969
40,975	MBIA, Inc.	177,422
17,500	PrivateBancorp, Inc.	389,200
19,775	Stewart Information Services Corporation	281,794
23,960	TFS Financial Corporation	254,455
14,475	The St. Joe Company	383,443
16,675	UBS AG ADR	203,602
20,000	Zions Bancorporation	231,200
		4,038,544
	INDUSTRIAL — 4.8%
14,145	American Superconductor Corporation	371,306
8,600	Chicago Bridge & Iron Company N.V. ADR	106,640
42,325	Golar LNG Ltd.	361,879
35,000	L-1 Identity Solutions, Inc.	270,900
8,350	Metabolix, Inc.	68,637
39,800	Modine Manufacturing Company	191,040
50,925	Taser International, Inc.	232,218
		1,602,620
	TECHNOLOGY — 25.3%
47,335	3D Systems Corporation	341,285
10,200	Acorda Therapeutics, Inc.	287,538
14,185	Affymax, Inc.	261,430
72,550	Affymetrix, Inc.	430,221
28,625	Amylin Pharmaceuticals, Inc.	386,437
109,750	Arena Pharmaceuticals, Inc.	547,652
23,125	BioMarin Pharmaceutical, Inc.	360,981
27,600	Cavium Networks, Inc.	463,956
46,600	Clearwire Corporation - Class A	257,698
8,150	Cougar Biotechnology, Inc.	350,124
12,000	Crown Castle International Corporation	288,240
44,025	Cypress Bioscience, Inc.	414,715
40,000	Cypress Semiconductor Corporation	368,000
16,500	Electronic Arts, Inc.	358,380
78,890	Micron Technology, Inc.	399,183
37,125	Palm, Inc.	615,161
19,320	Rambus, Inc.	299,267

JAMES MARKET NEUTRAL FUND
SCHEDULE OF SECURITIES SOLD SHORT (Continued)
Shares	COMMON STOCKS — 69.8% (Continued)	Value
	TECHNOLOGY — 25.3% (Continued)
13,800	SanDisk Corporation	$202,723
26,900	SBA Communications Corporation	660,126
22,525	Sequenom, Inc.	88,074
17,800	The Ultimate Software Group, Inc.	431,472
20,150	Vocus, Inc.	398,164
9,550	XenoPort, Inc.	221,274
		8,432,101
	UTILITIES — 2.4%
21,205	Cbeyond, Inc.	304,292
23,505	EnerNOC, Inc.	509,353
		813,645

	TOTAL COMMON STOCKS SOLD SHORT	$23,294,024

Shares	INTERNATIONAL EQUITY EXCHANGE TRADED FUNDS — 0.3%	Value
4,200	Powershares Golden Dragon Halter USX China Portfolio	$89,208

	TOTAL SECURITIES SOLD SHORT — 70.1% (Proceeds $27,453,395)	$23,383,232

ADR – American Depository Receipts.
PLC – Public Liability Company.
See accompanying notes to financial statements.

JAMES EQUITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2009
Shares	COMMON STOCKS — 81.2%	Value
	BASIC MATERIALS — 4.3%
5,840	FMC Corporation	$276,232
5,320	IAMGOLD Corporation	53,838
7,380	Kinross Gold Corporation	133,947
		464,017
	CONSUMER, CYCLICAL — 19.2%
9,500	Big Lots, Inc.*	199,785
3,500	BJ’s Wholesale Club, Inc.*	112,805
7,440	Bob Evans Farms, Inc.	213,826
20,820	Central Garden & Pet Company*	228,812
5,840	Dollar Tree, Inc.*	245,864
6,760	Family Dollar Stores, Inc.	191,308
7,180	JAKKS Pacific, Inc.*	92,119
5,260	McDonald’s Corporation	302,397
2,420	Netflix, Inc.*	100,043
3,954	The Buckle, Inc.	125,619
8,160	The Gymboree Corporation*	289,517
		2,102,095
	CONSUMER, NON-CYCLICAL — 11.6%
1,700	Archer-Daniels-Midland Company	45,509
3,280	Biovail Corporation	44,116
9,500	ConAgra Foods, Inc.	181,070
16,920	Del Monte Foods Company	158,710
1,840	EZCORP, Inc. - Class A*	19,835
3,916	Kroger Company	86,348
3,140	LifePoint Hospitals, Inc.*	82,425
5,220	Merck & Company, Inc.	145,951
9,560	Pfizer, Inc.	143,400
19,820	Sara Lee Corporation	193,443
2,380	Tupperware Brands Corporation	61,928
2,680	Watson Wyatt Worldwide, Inc. - Class A	100,580
		1,263,315
	ENERGY — 5.4%
1,410	Apache Corporation	101,732
2,280	Chevron Corporation	151,050
1,580	Devon Energy Corporation	86,110
2,900	Exxon Mobil Corporation	202,738
940	Sunoco Logistics Partners L.P.	50,967
		592,597

JAMES EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
Shares	COMMON STOCKS — 81.2% (Continued)	Value
	FINANCIAL — 10.4%
10,665	American Financial Group, Inc.	$230,151
6,040	American Physicians Capital, Inc.	236,526
6,700	Amerisafe, Inc.*	104,252
3,640	Knight Capital Group, Inc. - Class A*	62,062
6,240	Mercer Insurance Group, Inc.	99,216
11,160	Rent-A-Center, Inc.*	198,983
12,620	Unum Group*	200,153
		1,131,343
	INDUSTRIAL — 4.9%
1,460	Cooper Industries, Ltd - Class A	45,333
3,100	CSX Corporation	107,353
4,580	Granite Construction, Inc.	152,422
3,760	Greif, Inc. - Class A	166,268
1,040	GulfMark Offshore, Inc.*	28,704
1,320	The Black & Decker Corporation	37,831
		537,911
	TECHNOLOGY — 13.6%
1,020	Affiliated Computer Services, Inc. - Class A*	45,308
4,400	Computer Sciences Corporation*	194,920
800	General Dynamics Corporation	44,312
2,800	Goodrich Corporation	139,916
6,680	Hewlett-Packard Company	258,182
2,990	International Business Machines Corporation (IBM)	312,216
4,340	Northrop Grumman Corporation	198,251
14,360	Symantec Corporation*	223,442
1,400	SYNNEX Corporation*	34,986
920	Triumph Group, Inc.	36,800
		1,488,333
	UTILITIES — 11.8%
8,820	Alliant Energy Corporation	230,467
5,040	American Electric Power Company, Inc.	145,606
9,700	AT&T, Inc.	240,947
7,480	CenturyTel, Inc.	229,636
5,940	DTE Energy Company	190,080
1,580	Edison International	49,707
2,600	Embarq Corporation	109,356
1,800	Sempra Energy	89,334
		1,285,133

	TOTAL COMMON STOCKS	$8,864,744

JAMES EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
Shares	PREFERRED STOCKS — 2.0%	Value
	FINANCIAL — 0.8%
4,000	General Electric Capital Corporation, 6.00%, 4/24/47 (4/24/12)**	$86,920

	UTILITIES — 1.2%
5,000	AT&T, Inc., 6.375%, 2/15/56 (2/15/12)**	127,450

	TOTAL PREFERRED STOCKS	$214,370

Shares/Par	SHORT TERM INVESTMENTS — 14.8%	Value
188,722	First American Treasury Money Market Fund	$188,722
$400,000	U.S. Treasury Notes, 2.125%, 1/31/10	403,984
300,000	U.S. Treasury Notes, 6.000%, 8/15/09	302,133
700,000	U.S. Treasury Notes, 4.000%, 4/15/10	719,441

	TOTAL SHORT TERM INVESTMENTS	$1,614,280

	TOTAL INVESTMENT SECURITIES — 98.0%
	(Cost $10,873,554)	$10,693,394

	OTHER ASSETS IN EXCESS OF LIABILITIES — 2.0%	216,255

	NET ASSETS — 100.0%	$10,909,649

*	Non-income producing security.
**	Date in parenthesis represents call date.
See accompanying notes to financial statements.

JAMES MID CAP FUND
SCHEDULE OF INVESTMENTS
June 30, 2009
Shares	COMMON STOCKS — 93.2%	Value
	BASIC MATERIALS — 9.3%
2,500	FMC Corporation	$118,250
12,500	IAMGOLD Corporation	126,500
3,000	Kinross Gold Corporation	54,450
14,000	Silver Wheaton Corporation*	115,360
		414,560
	CONSUMER, CYCLICAL — 11.1%
4,000	BJ’s Wholesale Club, Inc.*	128,920
4,000	Darden Restaurants, Inc.	131,920
5,500	Dollar Tree, Inc.*	231,550
		492,390
	CONSUMER, NON-CYCLICAL — 19.5%
5,000	ConAgra Foods, Inc.	95,300
10,000	Del Monte Foods Company	93,800
3,000	Life Technologies Corporation*	125,160
4,000	LifePoint Hospitals, Inc.*	105,000
12,500	Sara Lee Corporation	122,000
6,500	Tupperware Brands Corporation	169,130
4,000	Watson Wyatt Worldwide, Inc. - Class A	150,120
		860,510
	ENERGY — 7.7%
10,000	Frontier Oil Corporation	131,100
1,600	Questar Corporation	49,776
3,000	Sunoco Logistics Partners L.P.	162,660
		343,536
	FINANCIAL — 11.1%
5,000	American Financial Group, Inc.	107,900
8,200	Apartment Investment & Management Company - Class A	72,570
3,000	Assurant, Inc.	72,270
10,000	Knight Capital Group, Inc. - Class A*	170,500
4,000	Rent-A-Center, Inc.*	71,320
		494,560
	INDUSTRIAL — 12.0%
2,500	AGCO Corporation*	72,675
3,500	Gardner Denver, Inc.*	88,095
7,500	GrafTech International Ltd.*	84,825
2,500	Granite Construction, Inc.	83,200
3,000	Greif, Inc. - Class A	132,660
4,000	The Timken Company	68,320
		529,775

JAMES MID CAP FUND
SCHEDULE OF INVESTMENTS (Continued)
Shares	COMMON STOCKS — 93.2% (Continued)	Value
	TECHNOLOGY — 11.9%
2,000	Affiliated Computer Services, Inc. - Class A*	$88,840
2,500	Computer Sciences Corporation*	110,750
1,000	Goodrich Corporation	49,970
15,000	Qwest Communications International, Inc.	62,250
3,000	Teledyne Technologies, Inc.*	98,250
4,500	Western Digital Corporation*	119,250
		529,310
	UTILITIES — 10.6%
4,000	CenturyTel, Inc.	122,800
3,000	DTE Energy Company	96,000
3,500	Energen Corporation	139,650
6,000	MDU Resources Group, Inc.	113,820
		472,270

	TOTAL COMMON STOCKS	$4,136,911

Shares	SHORT TERM INVESTMENTS — 0.5%	Value
22,166	First American Treasury Money Market Fund	$22,166

	TOTAL INVESTMENT SECURITIES — 93.7%
	(Cost $4,698,008)	$4,159,077

	OTHER ASSETS IN EXCESS OF LIABILITIES — 6.3%	279,217

	NET ASSETS — 100.0%	$4,438,294

*	Non-income producing security.
See accompanying notes to financial statements.

JAMES ADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS
June 30, 2009

1. General Information and Significant Accounting Policies

James Balanced:  Golden Rainbow Fund, James Small Cap Fund, James Market Neutral Fund and James Mid Cap Fund are each a diversified series of James Advantage Funds (the “Trust”), and James Equity Fund is a non-diversified series of the Trust (individually a “Fund,” collectively the “Funds”).  The Trust is an open-end management investment company that was organized as an Ohio business trust on August 29, 1997.  The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”). James Balanced:  Golden Rainbow Fund was originally organized as a series of the Flagship Admiral Funds Inc., a Maryland corporation. On June 26, 1998, pursuant to an Agreement and Plan of Reorganization, James Balanced:  Golden Rainbow Fund was restructured through a tax-free reorganization as a series of the Trust. The James Small Cap Fund and James Market Neutral Fund each commenced its public offering of shares on October 2, 1998.  The James Equity Fund commenced its public offering of shares on November 1, 1999.  The James Mid Cap Fund commenced its public offering of shares on June 30, 2006.  Effective March 2, 2009, James Balanced:  Golden Rainbow began offering a new class of shares: the  Institutional Class. The initial class of shares is now referred to as Retail Class. Each class represents an interest in the same portfolio of investments and has the same rights, but differs primarily in distribution fees and shareholder features.  The Retail Class shares are subject to distribution (12b-1) fees but have a lower minimum investment requirement and offer certain shareholder services not available to Institutional Class shareholders.  Institutional Class shares are not subject to 12b-1 fees and are  available only through investment advisers and bank trust departments that have made arrangements for shares of all of their clients investing in the Fund to be held in an omnibus account (as well as other entities that are approved by management of the Trust).

James Balanced:  Golden Rainbow Fund seeks to provide total return through a combination of growth and income and preservation of capital in declining markets. The Fund seeks to achieve its objective by investing primarily in common stocks and/or debt securities that the Fund’s adviser, James Investment Research, Inc. (“James”), believes are undervalued.

James Small Cap Fund seeks to provide long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in common stocks of small capitalization companies.

James Market Neutral Fund seeks to provide positive returns regardless of the direction of the stock markets. The Fund seeks to achieve its objective by investing in common stocks that James believes are undervalued and more likely to appreciate, and selling short common stocks that James believes are overvalued and more likely to depreciate.

James Equity Fund seeks to provide long-term capital appreciation and outperform the Standard & Poor’s 500 Index (the “S&P 500 Index”).  The Fund seeks to achieve its objective by investing primarily in equity securities without regard to the market capitalization of the stock. The Fund often buys stocks in the S&P 500 Index.

James Mid Cap Fund seeks to provide long-term capital appreciation.  The Fund seeks to achieve its objective by investing primarily in common stocks of mid capitalization companies.

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements, in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

JAMES ADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Share Valuation
The net asset value per share of each Fund, other than the James Balanced: Golden Rainbow Fund, is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The net asset value per share of each class of shares of the James Balanced: Golden Rainbow Fund is calculated daily by dividing the total value of the Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class.

Securities Valuation
The Funds' portfolio securities are valued as of the close of the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m., Eastern time) on each day that the NYSE is open for business, and on any other day on which there is sufficient trading in a Fund’s securities to materially affect the net asset value.  Securities that are traded on any exchange are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in James’s opinion, the last bid price does not accurately reflect the current value of the security. Securities that are traded on the NASDAQ over-the-counter market are valued at their NASDAQ Official Closing Price (“NOCP”) for all NASDAQ National Market (“NNM”) and NASDAQ Capital Market® securities. When market quotations are not readily available, if an event occurs after the close of the trading market (but before the time as of which a Fund calculates its net asset value) that materially affects a security’s value, when James determines that the market quotation does not accurately reflect the current value or when a restricted security is being valued, that security will be valued at its fair value as determined in good faith in conformity with guidelines adopted by and subject to review of the Board of Trustees. The Funds may use pricing services to determine market value for securities. Debt securities are valued on the basis of valuations provided by dealers or by an independent pricing service that determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. Short-term investments in fixed-income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will approximate fair value.

For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the time of pricing the Funds.  In computing the net asset value of the Funds, the values of foreign portfolio securities are generally based upon market quotations which, depending upon the exchange or market, may be last sale price, last bid price, or the average of the last bid and asked prices as of, in each case, the close of the appropriate exchange or another designated time.

The calculation of the share price of the Funds holding foreign securities in its portfolio does not take place contemporaneously with the determination of the values of many of the foreign portfolio securities used in such calculation.  Events affecting the values of foreign portfolio securities that occur between the time their prices are determined and the calculation of the Fund’s share price will not be reflected in the calculation unless the Adviser determines, subject to review by the Board of Trustees, that the particular event would materially affect net asset value, in which case an adjustment will be made.

JAMES ADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

In accordance with the Trust’s good faith pricing guidelines, James is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  There is no single standard for determining fair value, since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of an issue of securities being valued by the adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The Funds have adopted the Financial Accounting Standards Board (“FASB”) Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.”  This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.  SFAS No. 157 applies to fair value measurements already required or permitted by existing standards.  The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the Funds’ investments.  These inputs are summarized in the three broad levels listed below:

• Level 1 –	quoted prices in active markets for identical securities

• Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 –	significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  For example, securities maturing within 60 days of the filing are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940.  Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

JAMES ADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The following is a summary of the inputs used to value the Funds’ net assets as of June 30, 2009:

		Level 2 –
		Other	Level 3 –
	Level 1 –	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs

Investments in Securities:
(Assets)
James Balanced: Golden Rainbow Fund
Common Stock*	$217,486,445	$—	$—
Corporate Bonds	—	20,201,133	—
Foreign Government Bonds	—	23,145,145	—
Municipal Bonds	—	19,007,735	—
Exhange Traded Funds	2,530,970	—	—
U.S. Government Agencies	—	15,815,291	—
U.S. Treasuries	219,160,802	—	—
James Small Cap Fund
Common Stock*	81,124,197	—	—
Mutual Funds	10,000	—	—
U.S. Treasuries	14,255,582	—	—
James Market Neutral Fund
Common Stock*	24,948,206	—	—
James Equity Fund
Common Stock*	8,864,744	—	—
Mutual Funds	188,722	—	—
Preferred Stock	214,370	—	—
U.S. Treasuries	1,425,558	—	—
James Mid Cap Fund
Common Stock*	4,136,911	—	—
Mutual Funds	22,166	—	—
Investments in Securities Sold Short:
(Liabilities)
James Market Neutral Fund
Common Stock*	$23,294,024	$—	$—
Exhange Traded Funds	89,208	—	—

*	All equity securities are classified as Level 1. See Schedule of Investments for industry classification.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from security transactions are determined using the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The James Balanced:  Golden Rainbow Fund will instruct its custodian to segregate assets in a separate account with a current value at least equal to the amount of its when-issued and delayed delivery purchase commitments.

Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

JAMES ADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Foreign Currency Translation
The market value of investment securities, other assets and liabilities of the James Balanced: Golden Rainbow Fund denominated in foreign currencies are translated into U.S. dollars at the current exchange rate at the close of each business day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars based at the exchange rate on the date of the transaction.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from the changes in the value of assets and liabilities including investments in securities at the reporting period, resulting from changes in the exchange rate.

Short Sales and Segregated Cash
The James Market Neutral Fund actively sells short common stocks. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date.

The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. If a security sold short pays a dividend while the Fund is short that security, the Fund will pay the dividend and record that amount as an expense.

All short sales are collateralized, as required by the Fund’s prime broker. The Fund maintains the collateral in segregated accounts consisting of cash and/or high-grade liquid assets sufficient to collateralize the market value of its short positions.

Investment Income
Dividend income is recorded on the ex-dividend date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on all debt securities. Amortization and accretion is calculated using the effective yield method.

Dividends and Distributions to Shareholders
Net investment income, if any, is generally declared and distributed to shareholders of each Fund quarterly. Net realized capital gains from security transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards. Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.  Accordingly, temporary overdistributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from security transactions, where applicable.

JAMES ADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Allocations
Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the James Balanced:  Golden Rainbow Fund is allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.  Class specific expenses are charged directly to the class incurring the expense.  Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Expenses not directly billed to a particular Fund are allocated proportionally among all Funds daily in relation to net assets of each Fund or another reasonable measure.

Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Recent Accounting Pronouncements
In June 2009, the FASB issued Statement of Financial Accounting Standards No. 168, “The FASB Accounting Standards Codification™ and the Hierarchy of Generally Accepted Accounting Principles – a replacement of FASB Statement No 162” (“SFAS 168”).  SFAS 168 replaces SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles” and establishes the “FASB Accounting Standards Codification™” (“Codification”) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with generally accepted accounting principles in the United States.  All guidance contained in the Codification carries an equal level of authority.  On the effective date of SFAS 168, the Codification will supersede all then-existing non-SEC accounting and reporting standards.  All other nongrandfathered non-SEC accounting literature not included in the Codification will become nonauthoritative.  SFAS 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009.  The Funds evaluated this new statement, and have determined that it will not have a significant impact on the determination or reporting of the Funds' financial statements.

Federal Income Taxes
The Funds generally intend to distribute all taxable income and capital gains to shareholders, if any, and to otherwise continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal tax provision is required.

The tax character of distributions paid for the years ended June 30, 2009 and 2008 was as follows:

	James Balanced: Golden Rainbow Fund		James Small Cap Fund
	2009	2008	2009	2008

From ordinary income	$9,123,004	$8,530,879	$438,651	$1,055,734
From long-term capital gains	30,786	6,766,534	—	—
	$9,153,790	$15,297,413	$438,651	$1,055,734

JAMES ADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	James Market Neutral Fund		James Equity Fund		James Mid Cap Fund
	2009	2008	2009	2008	2009	2008

From ordinary income	$39,280	$629,826	$73,673	$47,752	$21,999	$18,785
From long-term capital gains	—	—	1,230,653	12,335	—	—
	$39,280	$629,826	$1,304,326	$60,087	$21,999	$18,785

The following information is computed on a tax basis for each item as of June 30, 2009:

	James Balanced:	James	James	James	James
	Golden Rainbow	Small Cap	Market Neutral	Equity	Mid Cap
	Fund	Fund	Fund	Fund	Fund
Tax cost of portfolio investments	$505,955,774	$99,633,392	$26,263,802	$10,873,554	$4,698,008
Gross unrealized appreciation	$33,569,708	$9,029,355	$2,244,132	$927,958	$303,860
Gross unrealized depreciation	(22,165,416)	(13,272,968)	(3,559,729)	(1,108,118)	(842,791)
Net unrealized appreciation
(depreciation)	11,404,292	(4,243,613)	(1,315,597)	(180,160)	(538,931)
Net unrealized appreciation
on securities sold short	—	—	4,070,164	—	—
Capital loss carryforward	(1,259,804)	(37,540,261)	(7,749,272)	(527,658)	(319,297)
Post-October losses	(9,087,338)	(27,314,412)	(2,124,646)	(1,470,271)	(985,864)
Undistributed net investment income	32,285	—	—	—	—
Other temporary differences	(111,624)	(2,632)	—	(205)	(20)
Accumulated earnings (deficit)	$977,811	$(69,100,918)	$(7,119,351)	$(2,178,294)	$(1,844,112)

The difference between the cost of portfolio investments on a tax basis and financial statement cost for the Funds is due to certain timing differences in the recognition of capital losses under income tax regulations and GAAP.

The capital loss carryforwards remaining as of June 30, 2009 in the table below expire as follows:

	Amount	Expiration Date
James Golden Rainbow Fund	$1,259,804	June 30, 2017
James Small Cap Fund	$17,239,544	June 30, 2016
	$20,300,717	June 30, 2017
James Market Neutral Fund	$194,196	June 30, 2013
	$642,007	June 30, 2014
	$6,457,028	June 30, 2015
	$456,041	June 30, 2017
James Equity Fund	$527,658	June 30, 2017
James Mid Cap Fund	$47,388	June 30, 2016
	$271,909	June 30, 2017

JAMES ADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
The capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

The Funds have adopted Financial Accounting Standards Board (“FASB”) FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”).  FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.  Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.  The Funds have analyzed their tax positions on Federal income tax returns for all open years (tax years ended June 30, 2006 through 2009) for purposes of implementing FIN 48 and have concluded that no provision for income tax is required in the financial statements.

Reclassification of Capital Accounts
Reclassifications result primarily from the difference in the tax treatment of net investment losses and distributions in excess of net invesment income.  The following reclassifications have been made on the Statements of Assets and Liabilities and have no impact on the net assets or net asset value of the Funds:

		Undistributed	Accumulated
		Net	Net
	Paid-In	Investment	Realized
	Capital	Income	Gains (Losses)
James Balanced: Golden Rainbow Fund	$—	$(2,865)	$2,865
James Small Cap Fund	$(2,951)	$2,951	$—
James Market Neutral Fund	$(382,042)	$383,773	$(1,731)
James Equity Fund	$(556)	$556	$—
James Mid Cap Fund	$(796)	$(20)	$816

2. Securities Transactions

Purchases and sales (including maturities) of investments in long-term U.S. Government obligations for the year ended June 30, 2009 was as follows:

	Purchases	Sales
James Balanced: Golden Rainbow Fund	$227,480,176	$240,874,213

Purchases and sales (including maturities) of investments in other securities for the year ended June 30, 2009 were as follows:

	Purchases	Sales
James Balanced: Golden Rainbow Fund	$282,198,598	$110,644,189
James Small Cap Fund	51,219,177	64,678,725
James Market Neutral Fund	25,948,366	21,095,329
James Equity Fund	8,965,680	8,527,608
James Mid Cap Fund	2,257,764	1,640,279
For the year ended June 30, 2009, the cost of securities purchased to cover short sales and the proceeds from securities sold short were $34,791,446 and $24,827,331, respectively, for the James Market Neutral Fund.

JAMES ADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

3. Management Fee and Other Transactions with Affiliates

A trustee and certain officers of the Trust were also officers of James or JPMorgan Chase Bank, N.A. (“JPMorgan”), the administrative services agent, shareholder services and transfer agent and accounting services agent for the Trust during the year ended June 30, 2009.

Investment Management Agreement
The Funds retain James to manage the Funds’ investments. The investment decisions for the Funds are made by a committee of James’ personnel, which is primarily responsible for the day-to-day management of each Fund’s portfolio. James Balanced:  Golden Rainbow Fund is authorized to pay James a fee equal to an annual rate of 0.74% of its average daily net assets.  James Balanced:  Golden Rainbow Fund is responsible for the payment of all of its operating expenses.

James is authorized to receive a fee equal to (a) an annual rate of 1.25% of the average daily net assets of the James Small Cap Fund, James Equity Fund and James Mid Cap Fund, and 1.70% of James Market Neutral Fund; minus (b) the fees and expenses of the non-interested person trustees incurred by the applicable Fund.

James is responsible for the payment of all operating expenses of the James Small Cap Fund, James Market Neutral Fund, James Equity Fund, and James Mid Cap Fund, except for brokerage fees and commissions, taxes, interest (including dividend expense on securities sold short) and  12b-1 expenses.

Administrative Services Agreement
Under the terms of an Administrative Services Agreement with the Trust, JPMorgan supplies executive and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. For these services, JPMorgan receives a monthly fee paid by James Balanced:  Golden Rainbow Fund, and paid by James for the James Small Cap Fund, James Market Neutral Fund, James Equity Fund and James Mid Cap Fund, based on the Funds’ aggregate average daily net assets, subject to a minimum monthly fee.

Transfer Agent and Shareholder Service Agreement
Under the terms of the Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement with the Trust, JPMorgan maintains the records of each shareholder’s account, answers shareholder inquiries concerning their accounts, processes purchases and redemptions of each Funds’ shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, JPMorgan receives a monthly fee paid by James Balanced:  Golden Rainbow Fund, and paid by James for the James Small Cap Fund,  James Market Neutral Fund, James Equity Fund and James Mid Cap Fund, subject to a minimum monthly fee. In addition, James Balanced:  Golden Rainbow Fund and James pay JPMorgan out-of-pocket expenses including, but not limited to, postage and supplies.

Accounting Services Agreement
Under the terms of the Accounting Services Agreement with the Trust, JPMorgan calculates the daily net asset value per share and maintains the financial books and records of each Fund. For these services, JPMorgan receives a monthly fee from James Balanced:  Golden Rainbow Fund and from James with respect to each of the James Small Cap Fund, James Market Neutral Fund, James Equity Fund and James Mid Cap Fund. In addition, JPMorgan is reimbursed by James Balanced:  Golden Rainbow Fund and James for certain out-of-pocket expenses incurred by JPMorgan in obtaining valuations of the Funds’ portfolio securities.

JAMES ADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Plan of Distribution
Effective June 1, 2009, each Fund (only the Retail Class of the James Balanced: Golden Rainbow Fund) has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (collectively, the “Plans”) under which each Fund may incur expenses related to distribution of its shares and for services provided to shareholders.  Payments under a Plan are made to the Adviser, which uses them to pay distribution and shareholder service expenses on behalf of and as agent of the Fund.  The amount payable by each Fund (the Retail Class of the James Balanced: Golden Rainbow Fund) under its Plan is 0.25% of its average daily net assets for the year.  The Plans are compensation plans, which means that payments are made to the Adviser regardless of 12b-1 expenses actually incurred.  Therefore, payments under a Plan may exceed distribution and shareholder service expenses incurred pursuant to the Plan, and the Adviser is permitted to retain the excess.  It is also possible that 12b-1 expenses paid by the Adviser for a period will exceed the payments received by the Adviser, in which case the Adviser may pay such excess expenses out of its own resources.  Payments received by the Adviser under the Plans are in addition to the fees paid to the Adviser pursuant to the Management Agreements.  The Funds’ Plans of Distribution pursuant to Rule 12b-1 were adopted by the Funds’ Board of Trustees as of June 30, 2009. The Plans require that the Adviser act in the Funds’ best interests in expending the payments it receives from the Funds and use payments soley for the purpose of paying Distribution Expenses on behalf of the Funds. The Funds’ Distributor verifies all payment amounts to be made to brokers that have properly executed dealer agreements with the Funds before the Adviser will make such payments.

Prior to June 1, 2009, the Plan of Distribution was a reimbursement plan, which means that payments were only made to the extent 12b-1 expenses were actually incurred, not to exceed 0.25% of a Fund's average daily net assets for the year.

Compliance Services Agreement
Under the terms of the Compliance Services Agreement between the Trust and JPMorgan, JPMorgan provides certain compliance services to the Trust, including developing and assisting in implementing a compliance program for JPMorgan on behalf of the funds and providing administrative support services to the Funds’ Compliance Program and Chief Compliance Officer. The Adviser pays all fees under this agreement for the James Small Cap Fund, James Market Neutral Fund, James Equity Fund, and James Mid Cap Fund.

Beneficial Ownership
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund under section 2(a)(9) of the Investment Company Act of 1940.  As of June 30, 2009, Charles Schwab & Co., Inc. owned, for the benefit of its customers, 35.99% of the James Balanced: Golden Rainbow Fund, Retail Class shares.  National Financial Services LLC owned 38.22% of the James Small Cap Fund.  James, Dr. Frank James, and other affiliates of James owned 98.97%, 29.44%, and 64.62% of the James Balanced:  Golden Rainbow Fund, Institutional Class shares, James Equity Fund, and James Mid Cap Fund, respectively.

JAMES ADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Commitments and Contingencies

The Funds indemnify the Trust’s officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds.  Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and that provide general indemnifications.  The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.  However, based on experience, the Funds expect the risk of loss to be remote.

5.  Subsequent Events

The Funds evaluated subsequent events from June 30, 2009, the date of these financial statements, through August 25, 2009, the date these financial statements were issued and available.  There were no subsequent events to report that would have a material impact on the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
James Advantage Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments and securities sold short, of James Advantage Funds (the "Funds") comprising James Balanced: Golden Rainbow Fund, James Small Cap Fund, James Market Neutral Fund, James Equity Fund, and James Mid Cap Fund as of June 30, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented.  These financial statements and financial highlights are the responsibility of the Funds' management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of June 30, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting James Advantage Funds as of June 30, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Cincinnati, Ohio
August 25, 2009

JAMES ADVANTAGE FUNDS
OTHER ITEMS (Unaudited)

Dividends Received Deduction
For corporate shareholders, the following ordinary dividends paid during the year ended June 30, 2009 qualify for the corporate dividends received deduction:

James Balanced: Golden Rainbow Fund	58%
James Small Cap Fund	100%
James Equity Fund	100%
James Mid Cap Fund	100%

Proxy Voting Guidelines
James is responsible for exercising the voting rights associated with the securities purchased and held by the Funds.  A description of the policies and procedures that James uses in fulfilling this responsibility and information regarding how those proxies were voted during the most recent twelve month period ended June 30 are available without charge upon request by calling toll free 1-800-995-2637.  These items are also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Quarterly Portfolio Disclosure
James files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q.  The complete listing (i) is available on the Commission’s website; (ii) may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling 1-800-995-2637.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shareholder Expense Example
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions; and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2009 through June 30, 2009).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled  “Expenses Paid During the Six Months Ended June 30, 2009” to estimate the expenses you paid on your account during this period, if you held your shares for the entire period.

JAMES ADVANTAGE FUNDS
OTHER ITEMS (Unaudited) (Continued)

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing cost only.  The calculations assume no shares were bought or sold during the period.  Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

				Expenses Paid
	Net Expense			During the
	Ratio	Beginning	Ending	Six Months
	Annualized	Account Value	Account Value	Ended
	June 30,	January 1,	June 30,	June 30,
	2009	2009	2009	2009*

James Balanced: Golden Rainbow Fund
Retail Class Actual	1.19%	$1,000.00	$985.30	$5.87
Retail Class Hypothetical	1.19%	$1,000.00	$1,018.89	$5.96

Institutional Class Actual **	0.95%	$1,000.00	$1,137.50	$3.37
Institutional Class Hypothetical**	0.95%	$1,000.00	$1,013.42	$3.18

James Small Cap Fund
Actual	1.50%	$1,000.00	$1,016.20	$7.50
Hypothetical	1.50%	$1,000.00	$1,017.35	$7.51

James Market Neutral Fund
Actual	2.14%	$1,000.00	$855.60	$9.83
Hypothetical	2.14%	$1,000.00	$1,014.20	$10.67

James Equity Fund
Actual	1.50%	$1,000.00	$1,044.70	$7.60
Hypothetical	1.50%	$1,000.00	$1,017.36	$7.50

James Mid Cap Fund
Actual	1.50%	$1,000.00	$1,019.10	$7.51
Hypothetical	1.50%	$1,000.00	$1,017.36	$7.50

*	Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	The example is based on an investment of $1,000 invested at the beginning of the period (March 2, 2009) and held for the entire period through June 30, 2009.

JAMES ADVANTAGE FUNDS
OTHER ITEMS (Unaudited) (Continued)

Advisory Agreement Approval
Mr. Mendelsohn directed the Trustees’ attention to a memorandum describing their responsibilities in renewing the Management Agreements for The Balanced: Golden Rainbow Fund, The James Small Cap Fund, The James Market Neutral Fund, The James Equity Fund and The James Mid Cap Fund.  He reminded the Trustees that the Board, including a majority of the Independent Trustees, must annually review and approve the Trust’s Management Agreements with the Adviser.  He pointed out that among other factors, the Trustees should consider for each Fund the Fund’s performance; the nature, extent and quality of the services provided, the costs of the services provided; and profits realized by the Adviser; the Adviser’s compliance policies; the extent to which economies of scale will be realized as the Fund grows; and whether fees reflect those economies of scale.  Mr. Mendelsohn reminded the Trustees that the Funds’ Annual Report will include disclosure discussing the Trustees’ approval of the Management Agreements.

Mr. Mangan referred the Trustees to the materials that had been provided to them for purposes of their consideration of the Management Agreements for the Funds.  He reviewed the services provided by the Adviser to the Funds, as well as a comparison of the advisory services provided to other clients.  He reported that there were no material changes in the structure or relationships of the Adviser.

Mr. Mangan next reviewed with the Trustees the average total returns, expense ratios and management fees of each Fund through March 31, 2009 (one year, three years and five years, to the extent applicable) with a peer group of Funds with the same, or very similar, investment objectives and strategies.  He reminded the Trustees that the peer groups were the same peer groups as had been used for comparison purposes at prior Board meetings (although he referred the Trustees to an exhibit showing funds that were added to replace funds that had closed or merged into another fund), noting that each peer group was selected based on the investment style and strategies employed by the funds, as well as by asset size.  He also reviewed comparisons of the Funds’ performance with their respective benchmarks.

The Trustees then discussed each Fund’s performance.  With regard to the Golden Rainbow Fund, they noted that the Fund had outperformed its benchmark and its peer group for the one-year, three-year, five-year and ten-year periods.  They also noted that the Fund had received the Lipper Award as the best performing fund in its category for the 1, 3 and 5 year periods.  For the Small Cap Fund, they noted that it had underperformed both its benchmark and the peer group for the 1, 3 and 5 year periods, but noted that, as discussed earlier in the meeting, the Fund appeared to be having a performance turnaround relative to its peer group and the benchmark on a year-to-date basis.  Mr. James reminded the Trustees that the Adviser tracks a number of factors that over time have proved to be indicative of future performance, noting that much of the Fund’s underperformance in relation to the benchmark over the periods was due to the fact that larger capitalization securities had done extremely well and that the small cap index had increased its holding in larger capitalization securities.  He indicated that the adjustments that the Adviser had made in the factors it considers in selecting securities for the Fund appear to have improved the Fund’s relative performance.

The Trustees then noted that the Equity Fund had outperformed its benchmark and peer group for the one-year and five-year periods, but that it had underperformed for the three year period.  Mr. James pointed out that some of the Equity Fund’s underperformance for the three year period was due to the same factors that had affected the Small Cap Fund’s performance.  He also indicated that the Equity Fund appeared to be having a performance turnaround relative to its peer group and benchmark, similar to the Small Cap Fund.  The Trustees then noted that the Market Neutral Fund had outperformed its peer group for the one-year, three-year and five-year periods, but that it had underperformed its benchmark for the same periods.  He reminded the Trustees, as discussed earlier in the meeting,

JAMES ADVANTAGE FUNDS
OTHER ITEMS (Unaudited) (Continued)

that the Adviser was in the process of analyzing why the Fund was underperforming the theoretical returns that the Adviser’s stock models produce.  The Trustees noted the Fund’s excellent relative performance as compared to its peers, and indicated that they appreciated the Adviser’s efforts to analyze why its system is not working as well as expected. The Trustees then discussed the performance of the Mid-Cap Fund, noting that it had underperformed its peer group but outperformed its benchmark for the one-year period.  The Trustees noted that the Fund’s performance seemed to be generally in line with its peer group and benchmark.

Mr. Mangan then reviewed a description of the other services provided to the Funds.  He reviewed the marketing services provided, pointing out that the cost of those services was in part reimbursed through the Funds’ 12b-1 plans, and emphasized that the Adviser is fully committed to marketing the Funds.  Mr. Mendelsohn noted that the Trustees could not take into consideration any marketing expenses incurred by the Adviser in determining whether the management fee for any Fund is reasonable.  Mr. Mangan reminded the Trustees that an officer of the Adviser serves as the Chief Compliance Officer (“CCO”) of the Funds and that the Adviser pays the CCO costs of the Funds pursuant to the Management Agreements.  He also pointed out that the Adviser monitors the expenses of each Fund and gives careful attention to the allocation of expenses among the Funds.  He also noted that the Adviser provides a great deal of individualized attention to the Funds’ shareholders.

Mr. Mangan then reviewed the management fee and expense ratio for each Fund, and compared the fee and expense ratio with the median and average fees and expense ratios of the Fund’s respective peer group.  He mentioned that the expense ratio was more meaningful than the management fee because the Market Neutral, Small Cap, Mid Cap and Equity Funds have a universal fee structure where the Adviser pays all of the expenses of the Fund and is compensated with a higher management fee, and noted that most of the funds in the peer group comparisons do not share this structure.  In this regard, the Trustees noted that they thought the appropriate comparison for these four Funds was the total expense ratio, due to the fact that those Funds had universal fees.  The Trustees also discussed the fact that many of the funds in the peer groups were one class of a fund that has many classes, and thus benefit from economies of scale provided by the other classes.  Based on their review, it was the consensus of the Trustees that the management fees appeared reasonable.  The Trustees then discussed the management fees of the Funds as compared to the fees charged by the Adviser for similar private accounts.

Mr. Mendelsohn reported that the Trustees reviewed an analysis of the Adviser’s profitability with respect to the Funds during their Executive Session, as well as information on average profitability of advisers surveyed by a consulting firm.  The Trustees questioned some of the expense and profitability information, and after a discussion with Mr. James and Mr. Mangan, concluded that the information provided was adequate for them to determine whether the overall profitability was reasonable.  After discussion, the Trustees acknowledged that the profitability levels of those Funds that were profitable to the Adviser were in the acceptable range.

Mr. Mangan then reminded the Trustees that the Adviser had added breakpoints in the management fee for each of the Funds.  The Trustees acknowledged that the Adviser was entitled to reasonable profits, and indicated that the existing breakpoints should pass on the benefits of any economies of scale to shareholders.

The Trustees then reviewed other benefits that might be realized by the Adviser as a result of its relationship with the Funds.  Mr. James noted that the Adviser does not have any soft dollar arrangements with broker-dealers.  He acknowledged that the Adviser benefits from its association with the Funds, and that it currently benefits from favorable press generated by the Funds.

The Trustees also discussed the Adviser’s Form ADV and unaudited balance sheet as of March 31, 2009 that were included in the materials.  The Trustees indicated that, going forward, they would like to see the Adviser’s balance

JAMES ADVANTAGE FUNDS
OTHER ITEMS (Unaudited) (Continued)
sheet as of September 30, the Adviser’s fiscal year-end.  They determined that the next renewal of the Management Agreements should be scheduled for February 2010, so that profitability information could be provided for the Adviser’s fiscal year.

At this point, the Trustees indicated that it was their consensus that the information presented and the discussion of the information were adequate for making a determination regarding the renewal.  They stated that they were satisfied with the Adviser’s and each Fund’s long-term performance, and they complimented the Adviser on its proactive adjustments in response to analysis of each Fund’s performance.  They then concluded that, based on their review of the management fees and overall expense comparison, as well as all information relating to the profitability of the Adviser, that the management fees for each Fund were reasonable and that the arrangements were not generating excessive profits to the Adviser.  The Trustees concluded that the existing fee breakpoints would make each Fund’s management fee reflective of economies of scale.

As to the nature, extent and quality of services provided by the Adviser, the Trustees expressed their common opinion that the Adviser’s personnel are highly qualified, that the Adviser provides excellent services to the Funds, and that the extent of the services is consistent with the Board’s expectations.

After further discussion, and based upon their review of the information provided in the Board materials and distributed at the meeting, it was the consensus of the Independent Trustees, and all of the Trustees, that the continuation of each Management Agreement was in the best interest of the applicable Fund and its shareholders.

JAMES ADVANTAGE FUNDS
MANAGEMENT OF THE TRUST (Unaudited)
Listed in the charts below is basic information regarding the Trustees and principal officers of James Advantage Funds (the “Trust”).

Name Address Age	Position(s) Held With Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Last 5 years	Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee Outside the Fund Complex
INTERESTED TRUSTEES:
Barry R. James, CFA [2] 1349 Fairground Road Beavercreek, Ohio 45385 Age: 52	President and Trustee	Since Inception	President, James Investment Research, Inc. (1985 to Present)	5	Director of James Capital Alliance, a registered investment adviser.
DISINTERESTED TRUSTEES:
Anthony P. D’Angelo, D.B.A. c/o The James Advantage Funds 1349 Fairground Road Beavercreek, Ohio 45385 Age: 79	Trustee	Since Inception	Professor Emeritus, Graduate School of Logistics and Acquisitions Management, Air Force Institute of Technology, Wright-Patterson AFB, Ohio (1985 to Present)	5	N/A
Leslie L. Brandon c/o The James Advantage Funds 1349 Fairground Road Beavercreek, Ohio 45385 Age: 66	Trustee	Since May 2003	Retired Partner, Ernst & Young LLP, Columbus, Ohio (1966 to 2000)	5	N/A
Richard C. Russell c/o The James Advantage Funds 1349 Fairground Road Beavercreek, Ohio 45385 Age: 62	Trustee	Since May 2003	Richard C. Russell, Consultant, general business consulting (2002 to Present)	5	N/A

[1]	Each Trustee is elected to serve in accordance with the Artic les of In corporation and Bylaws of the Trust until his or her successor is duly elected and qualified.

[2]
Mr. James is an “interested person” of the Trust as defined in the Investment Company Act of 1940, as amended, because of his relationship with James Investment Research, In c. James Investment Research, Inc. serves as the investment adviser to the Funds.

PRINCIPAL OFFICERS:
Name Address Age	Position(s) Held With Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Last 5 years	Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee Outside the Fund Complex
Thomas L. Mangan [1] 1349 Fairground Road Beavercreek, Ohio 45385 Age: 59	Vice President, Chief Compliance Officer Treasurer/CFO and Secretary	Since Inception	Senior Vice President, James Investment Research, Inc. (1994 to Present)	N/A	N/A

[1]
Mr. Mangan is an “interested person” of the Trust as defined in the Investment Company Act of 1940, as amended, because of his relationship with James Investment Research, Inc. James Investment Research, Inc., serves as the investment adviser to the Funds.

The Statement of Additional Information contains additional information about the Trustees and is available without charge upon request by calling1-800-995-2637.

THIS PAGE INTENTIONALLY LEFT BLANK.

INVESTMENT ADVISER

James Investment Research, Inc.
 P.O. Box 8
Alpha, Ohio 45301
info@jamesfunds.com

•
CUSTODIAN

U.S. Bank
425 Walnut Street
Cincinnati, Ohio 45202

•
TRANSFER AGENT

JPMorgan Chase Bank, N.A.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

•
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
250 East Fifth Street
Suite 1900
Cincinnati, Ohio 45202

•
DISTRIBUTOR

Unified Financial Services, Inc.
2960 N. Meridian Street
Indianapolis, Indiana 46208

•
LEGAL COUNSEL

Thompson Hine LLP
312 Walnut Street
14th Floor
Cincinnati, Ohio 45202

www.jamesfunds.com

For  information about the Funds, or to
make inquiries about the Funds, please call
 1-800-99JAMES (1-800-995-2637).

FORM IFS-163-0201

Item 2.	Code of Ethics.

(a)           As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)           For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)           Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)           Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)           Compliance with applicable governmental laws, rules, and regulations;
(4)           The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)           Accountability for adherence to the code.

(c)           Amendments:  During the period covered by the report, there were no amendments to the provisions of the code of ethics.

(d)           Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)	Not applicable.

(f)           Code of Ethics was filed with registrant’s June 30, 2005 N-CSR and is hereby incorporated by reference with all amendments.

Item 3.	Audit Committee Financial Expert.

(a)           The registrant’s board of trustees has determined that Les L. Brandon is an audit committee financial expert.  Mr. Brandon is independent for purposes of this Item 3.

(b)           For purposes of this Item, an “audit committee financial expert” means a person who has the following attributes:

(1)           An understanding of generally accepted accounting principles and financial statements;
(2)           The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;
(3)           Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;
(4)	An understanding of internal control over financial reporting; and

(5)	An understanding of audit committee functions.

(c)           A person shall have acquired such attributes through:

(1)        Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;
(2)        Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;
(3)        Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or
(4)        Other relevant experience.

(d)           (1)        A person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933 (15 U.S.C. 77k), as a result of being designated or identified as an audit committee financial expert pursuant to this Item.

(2)        The designation or identification of a person as an audit committee financial expert pursuant to this Item does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

(3)        The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4.	Principal Accountant Fees and Services.

(a)           Audit Fees

June 30, 2009	June 30, 2008
$72,025	$66,250

Such fees represent the aggregate fees billed for the fiscal years ended June 30, 2009 and June 30, 2008 for professional services rendered by Deloitte & Touche LLP for the audit of the registrant’s annual financial statements.

(b)           Audit-Related Fees

	Registrant	Adviser
June 30, 2009	$0	$0
June 30, 2008	$0	$0

Neither the registrant nor the adviser was billed any fees by Deloitte & Touche LLP for the fiscal years ended June 30, 2009 and June 30, 2008 for assurance and related services that were reasonably related to the performance of the audit of the registrant’s financial statement and not otherwise included under “Audit Fees” above.

(c)           Tax Fees

	Registrant	Adviser
June 30, 2009	$10,700	$0
June 30, 2008	$9,850	$0

“Tax fees” shown in the table above were for services provided by Deloitte & Touche LLP in relation to the preparation of excise filings and income tax returns for the registrant.

(d)           All Other Fees

	Registrant	Adviser
June 30, 2009	$0	$0
June 30, 2008	$0	$0

The registrant was not billed any fees by Deloitte & Touche LLP for products and services provided by Deloitte & Touche LLP, other than the services reported above in items (a) - (c), for the fiscal years ended June 30, 2009 and June 30, 2008.

(e)           Pre-Approval Policies and Procedures

(1)           Pursuant to the registrant’s Audit Committee Charter (“Charter”), the Audit Committee is directly responsible for the appointment, termination, compensation, and oversight of the work of any registered public accounting firm employed by the registrant.  In addition, the Charter provides that the Audit Committee is responsible for reviewing and approving in advance any and all proposals under which the independent auditor would provide “permissible non-audit services” (as defined in the Charter) to the registrant or to the investment adviser to the registrant (not including any sub-adviser whose role is primarily portfolio management and that is sub-contracted or overseen by the investment adviser to the registrant) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if those permissible non-audit services relate directly to the operations and financial reporting of the registrant.  In determining whether to pre-approve non-audit services, the Audit Committee considers whether such services are consistent with the independent auditor’s independence.

(2)

	Registrant	Adviser
Audit Related	n/a	n/a
Tax Fees	0%	n/a
Other Fees	n/a	n/a

(f)           Not applicable.

(g)           Aggregate non-audit fees billed by registrant’s accountant:

	Registrant	Adviser
June 30, 2009	$10,700	$0
June 30, 2008	$9,850	$0

(h)           The registrant’s audit committee of the board of trustees has considered that the provision of non-audit services that were rendered to an entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant for the fiscal years ended June 30, 2009 and June 30, 2008, as identified above, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, are compatible with maintaining Deloitte & Touche LLP’s independence.

Item 5.	Audit Committee of Listed Companies.

Not applicable.

Item 6.	Schedule of Investments.

The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed End Management Investment Companies.

Not Applicable.

Item 8.	Portfolio Managers of Closed-End Funds.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Funds.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

 (a)            Based on an evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) the registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b)           There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of Ethics identified in Item 2 of Form N-CSR was filed with registrant’s June 30, 2005 N-CSR and is hereby incorporated by reference.

(a)(2)	Certifications required by Item 11(b) of Form N-CSR are filed herewith.

(b)	Certification required by Rule 30a-2(b) under the Investment Company Act of 1940 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   The James Advantage Funds

By (Signature and Title)

/s/ Barry R. James

Barry R. James
President

Date:  August 31, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Barry R. James

Barry R. James
President

Date:  August 31, 2009

By (Signature and Title)

/s/ Thomas L. Mangan

Thomas L. Mangan
Treasurer, Chief Financial Officer

Date:  August 31, 2009